EQUIFAX INC.


                                To


                THE FIRST NATIONAL BANK OF CHICAGO


                             Trustee



                            __________



                            INDENTURE



                Dated as of _______________, 1998




                            __________

                        TABLE OF CONTENTS

                                                                      Page
                           ARTICLE ONE

                 DEFINITIONS AND OTHER PROVISIONS
                      OF GENERAL APPLICATION




Section 1.01.  DEFINITIONS ...........................................  1
Section 1.02.  COMPLIANCE CERTIFICATES AND OPINIONS...................  11
Section 1.03.  FORM OF DOCUMENTS DELIVERED TO TRUSTEE.................  12
Section 1.04.  NOTICES, ETC., TO TRUSTEE AND COMPANY..................  13
Section 1.05.  NOTICE TO HOLDERS; WAIVER .............................  13
Section 1.06.  CONFLICT WITH TRUST INDENTURE ACT .....................  14
Section 1.07.  EFFECT OF HEADINGS AND TABLE OF CONTENTS ..............  14
Section 1.08.  SUCCESSORS AND ASSIGNS ................................  14
Section 1.09.  SEPARABILITY CLAUSE ...................................  14
Section 1.10.  BENEFITS OF INDENTURE .................................  14
Section 1.11.  GOVERNING LAW .........................................  15
Section 1.12.  LEGAL HOLIDAYS ........................................  15
Section 1.13.  LIABILITY SOLELY CORPORATE ............................  15
Section 1.14.  COUNTERPARTS ..........................................  15

                           ARTICLE TWO

                          SECURITY FORMS

Section 2.01.  FORMS GENERALLY .......................................  16
Section 2.02.  FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION .......  17
Section 2.03.  SECURITIES IN GLOBAL FORM .............................  17

                          ARTICLE THREE

                         THE SECURITIES

Section 3.01.  AMOUNT UNLIMITED; ISSUABLE IN SERIES...................  17
Section 3.02.  DENOMINATIONS .........................................  21
Section 3.03.  EXECUTION, AUTHENTICATION, DELIVERY AND DATING ........  21
Section 3.04.  TEMPORARY SECURITIES; EXCHANGE OF TEMPORARY
               GLOBAL NOTES FOR DEFINITIVE BEARER SECURITIES .........  24
Section 3.05.  REGISTRATION, TRANSFER AND EXCHANGE ...................  29
Section 3.06.  MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES ......  31
Section 3.07.  PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED.........  32
Section 3.08.  CANCELLATION ..........................................  34
Section 3.09.  COMPUTATION OF INTEREST ...............................  35
Section 3.10.  CURRENCY OF PAYMENTS IN RESPECT OF SECURITIES..........  35

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Section 3.11.  JUDGMENTS  ............................................  38
Section 3.12.  EXCHANGE UPON DEFAULT .................................  39

                           ARTICLE FOUR

                    SATISFACTION AND DISCHARGE

Section 4.01.  SATISFACTION AND DISCHARGE OF INDENTURE ...............  39
Section 4.02.  APPLICATION OF TRUST MONEY ............................  41

                           ARTICLE FIVE

                             REMEDIES

Section 5.01.  EVENTS OF DEFAULT .....................................  41
Section 5.02.  ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT ....  42
Section 5.03.  COLLECTION OF INDEBTEDNESS AND SUITS FOR
               ENFORCEMENT BY TRUSTEE ................................  44
Section 5.04.  TRUSTEE MAY FILE PROOFS OF CLAIM ......................  44
Section 5.05.  TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION
               OF SECURITIES  ........................................  46
Section 5.06.  APPLICATION OF MONEY COLLECTED.........................  45
Section 5.07.  LIMITATION ON SUITS ...................................  46
Section 5.08.  UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE
               PRINCIPAL, PREMIUM AND INTEREST .......................  47
Section 5.09.  RESTORATION OF RIGHTS AND REMEDIES ....................  48
Section 5.10.  RIGHTS AND REMEDIES CUMULATIVE ........................  48
Section 5.11.  DELAY OR OMISSION NOT WAIVER ..........................  47
Section 5.12.  CONTROL BY HOLDERS ....................................  47
Section 5.13.  WAIVER OF PAST DEFAULTS ...............................  49
Section 5.14.  UNDERTAKING FOR COSTS  ................................  48
Section 5.15.  WAIVER OF STAY OR EXTENSION LAWS ......................  49

                           ARTICLE SIX

                           THE TRUSTEE

Section 6.01.  CERTAIN DUTIES AND RESPONSIBILITIES ...................  50
Section 6.02.  NOTICE OF DEFAULTS  ...................................  50
Section 6.03.  CERTAIN RIGHTS OF TRUSTEE .............................  50
Section 6.04.  NOT RESPONSIBLE FOR RECITALS OR ISSUANCE
               OF SECURITIES   .......................................  50
Section 6.05.  MAY HOLD SECURITIES ...................................  51
Section 6.06.  MONEY HELD IN TRUST ...................................  52
Section 6.07.  COMPENSATION AND REIMBURSEMENT.........................  52
Section 6.08.  DISQUALIFICATION; CONFLICTING INTERESTS................  52
Section 6.09.  CORPORATE TRUSTEE REQUIRED; ELIGIBILITY................  53
Section 6.10.  RESIGNATION AND REMOVAL; APPOINTMENT OF
               SUCCESSOR .............................................  53
Section 6.11.  ACCEPTANCE OF APPOINTMENT BY SUCCESSOR ................  53

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Section 6.12.  MERGER, CONVERSION, CONSOLIDATION OR
               SUCCESSION TO BUSINESS ................................  54
Section 6.13.  PREFERENTIAL COLLECTION OF CLAIMS
               AGAINST COMPANY .......................................  56
Section 6.14.  APPOINTMENT OF AUTHENTICATING AGENT....................  56

                          ARTICLE SEVEN

       HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

Section 7.01.  COMPANY TO FURNISH TRUSTEE NAMES AND
               ADDRESSES OF HOLDERS ..................................  57
Section 7.02.  PRESERVATION OF INFORMATION;
               COMMUNICATION TO HOLDERS ..............................  57
Section 7.03.  REPORTS BY TRUSTEE ....................................  59
Section 7.04.  REPORTS BY COMPANY.....................................  58

                          ARTICLE EIGHT

                      CONCERNING THE HOLDERS

Section 8.01.  ACTS OF HOLDERS  ......................................  58
Section 8.02.  PROOF OF OWNERSHIP; PROOF OF EXECUTION
               OF INSTRUMENTS BY HOLDER ..............................  60
Section 8.03.  PERSONS DEEMED OWNERS .................................  60
Section 8.04.  REVOCATION OF CONSENTS; FUTURE HOLDERS BOUND...........  61

                         ARTICLE NINE

                        HOLDERS' MEETINGS

Section 9.01.  PURPOSES OF MEETINGS ..................................  60
Section 9.02.  CALL OF MEETINGS BY TRUSTEE ...........................  62
Section 9.03.  CALL OF MEETINGS BY COMPANY OR HOLDERS ................  61
Section 9.04.  QUALIFICATIONS FOR VOTING .............................  61
Section 9.05.  REGULATIONS ...........................................  62
Section 9.06.  VOTING ................................................  62
Section 9.07.  NO DELAY OF RIGHTS BY MEETING .........................  64

                           ARTICLE TEN

       CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

Section 10.01.  COMPANY MAY CONSOLIDATE, ETC., ONLY ON
                CERTAIN TERMS ........................................  64
Section 10.02.  SUCCESSOR CORPORATION SUBSTITUTED ....................  65





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                                                                      age



                          ARTICLE ELEVEN

                     SUPPLEMENTAL INDENTURES

Section 11.01.  SUPPLEMENTAL INDENTURES WITHOUT CONSENT
                OF HOLDERS  ..........................................  64
Section 11.02.  SUPPLEMENTAL INDENTURES WITH CONSENT OF
                HOLDERS ..............................................  65
Section 11.03.  EXECUTION OF SUPPLEMENTAL INDENTURES .................  68
Section 11.04.  EFFECT OF SUPPLEMENTAL INDENTURES ....................  68
Section 11.05.  CONFORMITY WITH TRUST INDENTURE ACT ..................  68
Section 11.06.  REFERENCE IN SECURITIES TO SUPPLEMENTAL
                INDENTURES ...........................................  67
Section 11.07.  NOTICE OF SUPPLEMENTAL INDENTURE .....................  67

                          ARTICLE TWELVE

                            COVENANTS

Section 12.01.  PAYMENT OF PRINCIPAL, PREMIUM AND
                INTEREST .............................................  69
Section 12.02.  OFFICER'S CERTIFICATE AS TO DEFAULT ..................  69
Section 12.03.  MAINTENANCE OF OFFICE OR AGENCY ......................  68
Section 12.04.  MONEY FOR SECURITIES; PAYMENTS TO BE
                HELD IN TRUST ........................................  69
Section 12.05.  CORPORATE EXISTENCE ..................................  72
Section 12.06.  PURCHASE OF SECURITIES BY COMPANY ....................  72
Section 12.07.  LIMITATION UPON MORTGAGES AND LIENS ..................  73
Section 12.08.  LIMITATION UPON SALE AND LEASEBACK
                TRANSACTIONS .........................................  73
Section 12.09.  WAIVER OF CERTAIN COVENANTS ..........................  74

                         ARTICLE THIRTEEN

                     REDEMPTION OF SECURITIES

Section 13.01.  APPLICABILITY OF ARTICLE .............................  75
Section 13.02.  ELECTION TO REDEEM; NOTICE TO TRUSTEE ................  75
Section 13.03.  SELECTION BY TRUSTEE OF SECURITIES TO
                BE REDEEMED  .........................................  75
Section 13.04.  NOTICE OF REDEMPTION  ................................  76
Section 13.05.  DEPOSIT OF REDEMPTION PRICE ..........................  77
Section 13.06.  SECURITIES PAYABLE ON REDEMPTION DATE ................  77
Section 13.07.  SECURITIES REDEEMED IN PART ..........................  78

                         ARTICLE FOURTEEN

                          SINKING FUNDS

Section 14.01.  APPLICABILITY OF ARTICLE .............................  78
Section 14.02.  SATISFACTION OF MANDATORY SINKING FUND
                PAYMENTS WITH SECURITIES .............................  78
Section 14.03.  REDEMPTION OF SECURITIES FOR SINKING
                FUND .................................................  79


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                         ARTICLE FIFTEEN

                            DEFEASANCE

Section 15.01.  APPLICABILITY OF ARTICLE .............................  80
Section 15.02.  DEFEASANCE UPON DEPOSIT OF MONEYS OR
                U.S. GOVERNMENT OBLIGATIONS ..........................  81
Section 15.03.  DEPOSITED MONEYS AND U.S. GOVERNMENT,
                OBLIGATIONS TO BE HELD IN TRUST ......................  81
Section 15.04.  COVENANT DEFEASANCE ..................................  81
Section 15.05   CONDITIONS TO DEFEASANCE OR COVENANT
                DEFEASANCE ...........................................  82
Section 15.06   DEPOSITED MONEY AND U.S. GOVERNMENT
                OBLIGATIONS TO BE HELD IN TRUST; OTHER
                MISCELLANEOUS PROVISIONS, COVENANT
                DEFEASANCE ...........................................  84
Section 15.07   REINSTATEMENT ........................................  84





Reconciliation and tie between Trust Indenture Act of 1939
            and Indenture, dated as of _____ __, 1998

     Trust Indenture Act Section           Indenture Section

Section 310 (a)(1) . . . . . . . . . . . .    6.09
            (a)(2) . . . . . . . . . . . .    6.09
            (a)(3) . . . . . . . . . . . .    Not Applicable
            (a)(4) . . . . . . . . . . . .    Not Applicable
            (a)(5) . . . . . . . . . . . .    6.09
            (b)  . . . . . . . . . . . . .    6.08, 6.10
            (c)  . . . . . . . . . . . . .    Not Applicable
Section 311 (a)  . . . . . . . . . . . . .    6.13(a)
            (b)  . . . . . . . . . . . . .    6.13(b)
            (c)  . . . . . . . . . . . . .    Not Applicable
Section 312 (a)  . . . . . . . . . . . . .    7.01, 7.02(a)
            (b)  . . . . . . . . . . . . .    7.02(b)
            (c)  . . . . . . . . . . . . .    7.02(c)
Section 313 (a)  . . . . . . . . . . . . .    7.03(a)
            (b)  . . . . . . . . . . . . .    7.03(b)
            (c)  . . . . . . . . . . . . .    7.03(a),
                                              7.03(c)
            (d)                               7.03(d)
Section 314 (a)                               7.04,  12.02
            (b)                               Not Applicable
            (c)(1)                            1.02
            (c)(2)                            1.02
            (c)(3)                            Not Applicable
            (d)                               Not Applicable
            (e)                               1.02
Section 315 (a)                               6.01(a),
                                              6.01(c)
            (b)                               6.02,
                                              7.03(a)(7)
            (c)                               6.01(b)
            (d)(1)                            6.01(a)
            (d)(2)                            6.01(c)(2)
            (d)(3)                            6.01(c)(3)
            (e)                               5.14
Section 316 (a)(1)(A)                         5.02, 5.12
            (a)(1)(B)                         5.13
            (a)(2)                            Not Applicable
            (b)                               5.08
            (c)                               Not Applicable
Section 317 (a)(1)                            5.03
            (a)(2)                            5.04
            (b)                               12.04
Section 318                                   1.06

_______________
Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

          INDENTURE, dated as of _____ __, 1998, between EQUIFAX INC., a Georgia corporation (hereinafter called the "COMPANY"), having its principal executive office at 1600 Peachtree Street, N.W., Atlanta, Georgia 30309, and THE FIRST NATIONAL BANK OF CHICAGO, a national banking association (hereinafter called the "TRUSTEE"), having its Corporate Trust Office at 153 West 51st Street, Suite 4011, New York, NY 10019.

                     RECITALS OF THE COMPANY

          The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its debentures, notes, bonds or other evidences of indebtedness (herein generally called the "Securities"), to be issued in one or more series, as in this Indenture provided.

          All things necessary have been done to make this Indenture a valid agreement of the Company, in accordance with its terms.

          NOW, THEREFORE, THIS INDENTURE WITNESSETH:

          For and in consideration of the premises and the purchase of Securities by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of Securities or of Securities of any series, as follows:


                           ARTICLE ONE

                 DEFINITIONS AND OTHER PROVISIONS
                      OF GENERAL APPLICATION

          Section 1.01.  DEFINITIONS.

          For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

          (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "GENERALLY ACCEPTED ACCOUNTING PRINCIPLES" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States of America at the date of such computation; and

          (4) the words "HEREIN", "HEREOF" and "HEREUNDER" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

Certain terms, used principally within an Article of this Indenture, may be defined in that Article.

          "ACT", when used with respect to any Holder, has the meaning specified in Section 8.01.

          "AFFILIATE" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "AFFILIATED CORPORATION" means any corporation which is controlled by the Company but which is not a Subsidiary of the Company pursuant to the definition of the term
     "Subsidiary".

          "AUTHENTICATING AGENT" means any Person authorized by the Trustee pursuant to Section 6.14 to act on behalf of the Trustee to authenticate Securities.

          "AUTHORIZED NEWSPAPER" means a newspaper in an official language of the country of publication customarily published at least once a day, and customarily published for at least five days in each calendar week, and of general circulation in the place in connection with which the term is used or in the financial community of such place. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any Business Day in such city.

          "BEARER SECURITY" means any Security (with or without Coupons), in the form established pursuant to Section 2.01, which is payable to bearer (including any Global Note payable to bearer) and title to which passes by delivery only, but does not include any Coupons.

          "BOARD OF DIRECTORS" means any of the board of directors of the Company, any committee of that board duly authorized to act hereunder, any committee consisting of one or more directors and/or officers of the Company duly authorized to act hereunder, or any one or more directors and/or officers of the Company duly authorized to act hereunder.

          "BOARD RESOLUTION" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

          "BUSINESS DAY" when used with respect to any Place of Payment or any other particular location referred to in this Indenture or in the Securities means any day which is not a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies in that Place of Payment or other location are authorized or obligated by law, regulation or executive order to close, except as otherwise specified pursuant to Section 3.01.

          "CEDEL" means Cedel S.A.

          "CODE" means the Internal Revenue Code of 1986, as amended and as in effect on the date hereof.

          "COMMISSION" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

          "COMPANY" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

          "COMPANY REQUEST" or "COMPANY ORDER" means, respectively, a written request or order signed in the name of the Company by the Chairman, a Vice Chairman, the President, the Chief Financial Officer or a Vice President of the Company and by the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

          "COMPONENT CURRENCY" has the meaning specified in
     Section 3.10(i).

          "CONSOLIDATED STOCKHOLDERS' EQUITY", at any time, means the total stockholders' equity of the Company and its consolidated subsidiaries, determined on a consolidated basis in accordance with generally accepted accounting principles, as of the end of the most recently completed fiscal quarter of the Company for which financial information is then available.

          "CONVERSION DATE" has the meaning specified in Section
     3.10(e).

          "CONVERSION EVENT" means the cessation of (i) a Foreign Currency to be used both by the government of the country which issued such Currency and for the settlement of transactions by public institutions of or within the international banking community, (ii) the ECU to be used both within the European Monetary System and for the settlement of transactions by public institutions of or within the European Communities or (iii) any Currency unit other than the ECU to be used for the purposes for which it was established.

          "CORPORATE TRUST OFFICE" means the principal corporate trust office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of execution of this instrument is located at 153 West 51st Street, Suite 4011, New York, NY 10019.

          "CORPORATION" means a corporation, association, company, limited liability company, joint-stock company or business trust.

          "COUPON" means any interest coupon appertaining to any Security.

          "COUPON SECURITY" means any Bearer Security authenticated and delivered with one or more Coupons appertaining thereto.

          "CURRENCY" means Dollars or Foreign Currency.

          "CURRENCY DETERMINATION AGENT" means the agent, if any, from time to time selected by the Trustee for purposes of
     Section 3.10; provided that such agent shall accept such appointment in writing and the terms of such appointment shall be acceptable to the Company and shall, in the opinion of the Company and the Trustee at the time of such appointment, require such agent to make the determinations required by this Indenture by a method consistent with the method provided in this Indenture for the making of such decision or determination.

          "DEFAULTED INTEREST" has the meaning specified in
     Section 3.07.

          "DISCOUNT SECURITY" means any Security which is issued with "original issue discount" within the meaning of Section
     1273(a) of the Code and the regulations thereunder.

          "DOLLAR" or "$" means a dollar or other equivalent unit in such coin or currency of the United States as at the time of payment is legal tender for the payment of public and private debts.

          "DOLLAR EQUIVALENT OF THE CURRENCY UNIT" has the meaning specified in Section 3.10(h).

          "DOLLAR EQUIVALENT OF THE FOREIGN CURRENCY" has the meaning specified in Section 3.10(g).

          "ECU" means the European Currency Unit as defined and revised from time to time by the Council of the European
     Communities.

          "ELECTION DATE" has the meaning specified in Section
     3.10(i).

          "EURO-CLEAR OPERATOR" means Morgan Guaranty Trust
     Company of New York, Brussels office, or its successor as operator of the Euro-clear System.

          "EUROPEAN COMMUNITIES" means the European Economic
     Community, the European Coal and Steel Community and the
     European Atomic Energy Community.

          "EUROPEAN MONETARY SYSTEM" means the European Monetary
     System established by the Resolution of December 5, 1978 of the Council of the European Communities.

          "EVENT OF DEFAULT" has the meaning specified in Section
     5.01.

          "EXCHANGE RATE OFFICER'S CERTIFICATE" means a telex or a certificate setting forth (i) the applicable Market Exchange Rate and (ii) the Dollar, Foreign Currency or Currency unit amounts of principal, premium, if any, and any interest respectively (on an aggregate basis and on the basis of a Security having the lowest denomination principal amount determined in accordance with Section 3.02 in the relevant Currency or Currency unit), payable on the basis of such Market Exchange Rate sent (in the case of a telex) or signed (in the case of a certificate) by the Treasurer or any Assistant Treasurer of the Company.

          "FIXED RATE SECURITY" means a Security which provides for the payment of interest at a fixed rate.

          "FLOATING RATE SECURITY" means a Security which provides for the payment of interest at a variable rate determined periodically by reference to an interest rate index or any other index specified pursuant to Section 3.01.

          "FOREIGN CURRENCY" means a currency issued by the government of any country other than the United States or a composite currency or currency unit the value of which is determined by reference to the values of the currencies of any group of countries.

          "FUNDED DEBT" eans any indebtedness for money borrowed, created, issued, incurred, assumed or guaranteed which would, in accordance with generally accepted accounting practice, be classified as long-term debt, but in any event including all indebtedness for money borrowed, whether secured or unsecured, maturing more than one year or extendible at the option of the obligor to a date more than one year, after the date of determination thereof (excluding any amount thereof included in current liabilities).

          "GLOBAL NOTE" means a Registered or Bearer Security evidencing all or part of a series of Securities, including, without limitation, any temporary or permanent Global Note.

          "HOLDER" means, with respect to a Registered Security, the Registered Holder, and with respect to a Bearer Security or a Coupon, the bearer thereof.

          "INDEBTEDNESS" means (1) any liability of any Person
     (a) for borrowed money, or (b) evidenced by a bond, note, debenture or similar instrument (including purchase money obligations but excluding Trade Payables), or (c) for the payment of money relating to a lease that is required to be classified as a capitalized lease obligation in accordance with generally accepted accounting principles, or (d) preferred or preference stock of a Subsidiary of the Company held by Persons other than the Company or a Subsidiary of the Company; (2) any liability of others described in the preceding clause (1) that the Person has guaranteed, that is recourse to such Person or that is otherwise its legal liability; and (3) any amendment, supplement, modification, deferral, renewal, extension or refunding of any liability of the types referred to in clauses (1) and (2) above.

          "INDENTURE" means this instrument as originally executed, or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and, unless the context otherwise requires, shall include the terms of a particular series of Securities as established pursuant to Section 3.01.

          The term "INTEREST," when used with respect to a Discount Security which by its terms bears interest only after maturity, means interest payable after Maturity, and, when used with respect to a Bearer Security, includes any additional amounts payable on such Bearer Security, if so provided pursuant to Section 3.01.

          "INTEREST PAYMENT DATE" with respect to any Security means the Stated Maturity of an installment of interest on such Security.

          "MARKET EXCHANGE RATE" means (i) for any conversion involving a Currency unit on the one hand and Dollars or any Foreign Currency on the other, the exchange rate between the relevant Currency unit and Dollars or such Foreign Currency calculated by the method specified pursuant to Section 3.01 for the securities of the relevant series, (ii) for any conversion of Dollars into any Foreign Currency, the noon (New York City time) buying rate for such Foreign Currency for cable transfers quoted in New York City as certified for customs purposes by the Federal Reserve Bank of New York and
     (iii) for any conversion of one Foreign Currency into Dollars or another Foreign Currency, the spot rate at noon local time in the relevant market at which, in accordance with normal banking procedures, the Dollars or Foreign Currency into which conversion is being made could be purchased with the Foreign Currency from which conversion is being made from major banks located in either New York City, London or any other principal market for Dollars or such purchased Foreign Currency. In the event of the unavailability of any of the exchange rates provided for in the foregoing clauses (i), (ii) and (iii) the Currency Determination Agent, if any, or if there shall not be a Currency Determination Agent, then the Trustee, shall use, in its sole discretion and without liability on its part, such quotation of the Federal Reserve Bank of New York as of the most recent available date, or quotations from one or more major banks in New York City, London or other principal market for such Currency or Currency unit in question, or such other quotations as the Currency Determination Agent or the Trustee, as the case may be, shall deem appropriate. Unless otherwise specified by the Currency Determination Agent, if any, or if there shall not be a Currency Determination Agent, then by the Trustee, if there is more than one market for dealing in any Currency or Currency unit by reason of foreign exchange regulations or otherwise, the market to be used in respect of such Currency or Currency unit shall be that upon which a nonresident issuer of securities designated in such Currency or Currency unit would purchase such Currency or Currency unit in order to make payments in respect of such securities.

          "MATURITY", when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption, repayment at the option of the Holder thereof, required repurchase or otherwise.

          "OFFICERS' CERTIFICATE" means a certificate signed by the Chairman, a Vice Chairman, the President, the Chief Financial Officer or a Vice President of the Company, and by the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

          "OPINION OF COUNSEL" means a written opinion of counsel, who may be counsel to the Company (including an employee of the Company) and who shall be acceptable to the Trustee, which is delivered to the Trustee.

          "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

               (i)  Securities theretofore cancelled by the
          Trustee or delivered to the Trustee for cancellation;

               (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities and any Coupons thereto pertaining; provided, however, that if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

               (iii) Securities which have been paid pursuant to Section 3.06 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

     provided, however, that in determining whether the Holders of the requisite principal amount of Securities Outstanding have performed any Act hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such Act, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor. In determining whether the Holders of the requisite principal amount of Outstanding Securities have performed any Act hereunder, the principal amount of a Discount Security that shall be deemed to be Outstanding for such purpose shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.02 and the principal amount of a Security denominated in a Foreign Currency that shall be deemed to be Outstanding for such purpose shall be the amount calculated pursuant to Section 3.10(k).

          "OVERDUE RATE", when used with respect to the Securities of any series, means the rate designated as such in or pursuant to the Board Resolution or the supplemental indenture, as the case may be, relating to such series as contemplated by Section 3.01.

          "PAYING AGENT" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest, if any, on any Securities on behalf of the Company.

          "PERMANENT GLOBAL NOTE" shall have the meaning given such term in Section 3.04(b).

          "PERSON" means any individual, corporation, partnership, limited liability partnership, joint venture, trust, estate, unincorporated organization or government or any agency or political subdivision thereof.

          "PLACE OF PAYMENT", when used with respect to the Securities of any series, means the place or places where the principal of (and premium, if any) and interest on the Securities of that series are payable as specified pursuant to Section 3.01.

          "PREDECESSOR SECURITY" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.06 in lieu of a mutilated, lost, destroyed or stolen Security or a Security to which a mutilated, lost, destroyed or stolen Coupon appertains shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Security or the Security to which the mutilated, lost, destroyed or stolen Coupon appertains, as the case may be.

          "PRINCIPAL FACILITY" means the real property, fixtures, machinery and equipment relating to any facility owned by the Company or any Subsidiary, except for any facility that, in the opinion of the Board of Directors, is not of material importance to the business conducted by the Company and its Subsidiaries, taken as a whole.

          "REDEMPTION DATE", when used with respect to a Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

          "REDEMPTION PRICE", when used with respect to a Security to be redeemed, means the price at which such Security is to be redeemed as established by or pursuant to this Indenture, which, unless otherwise specified pursuant to Section 3.01, shall be (i) in the case of any Security other than a Discount Security, the principal amount thereof, plus, in each case, premium, if any, and accrued and unpaid interest, if any, to the Redemption Date, and
     (ii) in the case of a Discount Security, the amount of the principal thereof that would be due and payable as of the Redemption Date upon a declaration of acceleration of the maturity thereof pursuant to Section 5.02.

          "REGISTERED HOLDER" means the Person in whose name a Registered Security is registered in the Security Register.

          "REGISTERED SECURITY" means any Security in the form established pursuant to Section 2.01 which is registered as to principal and interest in the Security Register.

          "REGULAR RECORD DATE" for the interest payable on the Registered Securities of any series on any Interest Payment
     Date means the date specified for that purpose pursuant to
                                                               10
     Section 3.01 for such Interest Payment Date.

          "RESPONSIBLE OFFICER", when used with respect to the Trustee, means any officer of the Trustee assigned by the Trustee to administer corporate trust matters.

          "SECURITIES" has the meaning stated in the first recital of this Indenture and more particularly means any Securities (including any Global Notes) authenticated and delivered under this Indenture.

          "SECURITY REGISTER" and "SECURITY REGISTRAR" have the respective meanings specified in Section 3.05(a).

          "SPECIAL RECORD DATE" for the payment of any Defaulted
     Interest means a date fixed by the Trustee pursuant to
     Section 3.07.

          "SPECIFIED AMOUNT" has the meaning specified in Section
     3.10(i).

          "STATED MATURITY", when used with respect to any Security or any installment of principal thereof or premium thereon or interest thereon, means the date specified in such Security or the Coupon, if any, representing such installment of interest, as the date on which the principal of such Security or such installment of principal, premium or interest is due and payable.

          "SUBSIDIARY" means any corporation of which at least a majority of the outstanding stock having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation, irrespective of whether or not, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency, is at the time, directly or indirectly, owned or controlled by the Company or by one or more Subsidiaries thereof, or by the Company and one or more Subsidiaries.

          "tEMPORARY GLOBAL NOTE" shall have the meaning given such term in Section 3.04(b).

          "TRADE PAYABLES" means accounts payable or any other indebtedness or monetary obligations to trade creditors created or assumed in the ordinary course of business in connection with the obtaining of materials or services.

          "TRUSTEE" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of such series.

          "TRUST INDENTURE ACT" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after the date as of which this instrument was executed, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

          "UNITED STATES" means the United States of America (including the States and the District of Columbia), and its possessions, which include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

          "U.S. DEPOSITARY" means a clearing agency registered under the Securities Exchange Act of 1934, as amended, or any successor thereto, which shall in either case be designated by the Company pursuant to Section 3.01 until a successor U.S. Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "U.S. Depositary" shall mean or include each Person who is then a U.S. Depositary hereunder, and if at any time there is more than one such Person, "U.S. Depositary" as used with respect to the Securities of any series shall mean the U.S. Depositary with respect to the Securities of that series.

          "U.S. GOVERNMENT OBLIGATIONS" has the meaning specified in Section 15.05.

          "U.S. PERSON" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States, or an estate or trust the income of which is subject to United States Federal income taxation regardless of its source.

          "VALUATION DATE" has the meaning specified in
     Section 3.10(d).

          "VICE PRESIDENT" includes with respect to the Company and the Trustee, any Vice President of the Company or the Trustee, as the case may be, whether or not designated by a number or word or words added before or after the title "Vice President".

          "WHOLLY-OWNED SUBSIDIARY" means a Subsidiary of which all of the outstanding voting stock (other than directors' qualifying shares) is at the time, directly or indirectly, owned by the Company, or by one or more
     Wholly-Owned Subsidiaries of the Company or by the Company and one or more Wholly-Owned Subsidiaries.

          Section 1.02.  COMPLIANCE CERTIFICATES AND OPINIONS.

          Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in
                                                               12
this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

          Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture
(other than certificates provided pursuant to Section 12.02) shall include:

          (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

          Section 1.03.  FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

          In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

          Where any Person is required to make, give or execute
two or more applications, requests, consents, certificates,
statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.
                                                               13
          Section 1.04.  NOTICES, ETC., TO TRUSTEE AND COMPANY.

          Any Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder (unless otherwise expressly provided herein or in the terms of the Securities of any series) if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office,
     Attention:  Corporate Trust Department, or

          (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise expressly provided herein or in the terms of the Securities of any series) if in writing and mailed, first-class postage prepaid or airmail postage prepaid if sent from outside the United States, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument, to the attention of its Secretary, or at any other address previously furnished in writing to the Trustee by the Company.

          Any such Act or other document shall be in the English language, except that any published notice may be in an official language of the country of publication.

          Section 1.05.  NOTICE TO HOLDERS; WAIVER.

          Where this Indenture provides for notice to Holders of any event, (1) such notice shall be sufficiently given to Registered Holders (unless otherwise expressly provided herein or in the terms of the Securities of any series) if in writing and mailed, first-class postage prepaid, to such Registered Holders as their names and addresses appear in the Security Register, within the time prescribed, and (2) such notice shall be sufficiently given to Holders of Bearer Securities or Coupons (unless otherwise herein expressly provided) if published at least twice in an Authorized Newspaper or Newspapers in The City of New York and, if Securities of such series are then listed on The Stock Exchange of the United Kingdom and the Republic of Ireland or the Luxembourg Stock Exchange or any other stock exchange located outside the United States and such stock exchange shall so require, in a daily newspaper in London or Luxembourg or in such other city or cities specified pursuant to
Section 3.01 or in any Security on Business Days, the first such publication to be not earlier than the earliest date and not later than two Business Days prior to the latest date prescribed for the giving of such notice; provided, however, that, in any case, any notice to Holders of Floating Rate Securities regarding the determination of a periodic rate of interest, if such notice is required pursuant to Section 3.01, shall be sufficiently given if given in the manner specified pursuant to Section 3.01.

          In any case where notice to Holders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Holder shall affect the
sufficiency of such notice with respect to other Holders, and any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given. In any case where notice to Holders is given by publication, any defect in any notice so published as to any particular Holder shall not affect
                                                               14

the sufficiency of such notice with respect to other Holders, and any notice which is published in the manner herein provided shall be conclusively presumed to have been duly given. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

          In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be given with the approval of the Trustee shall constitute sufficient notice for every purpose hereunder.

          In case by reason of the suspension of publication of any Authorized Newspapers or by reason of any other cause it shall be impracticable to give such notice by publication, then such notification as shall be given with the approval of the Trustee shall constitute sufficient notice for every purpose hereunder.

          Section 1.06.  CONFLICT WITH TRUST INDENTURE ACT.

          If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

          Section 1.07.  EFFECT OF HEADINGS AND TABLE OF CONTENTS.

          The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

          Section 1.08.  SUCCESSORS AND ASSIGNS.

          All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

          Section 1.09.  SEPARABILITY CLAUSE.

          In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          Section 1.10.  BENEFITS OF INDENTURE.

          Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

          Section 1.11.  GOVERNING LAW.

          This Indenture, the Securities and the Coupons shall be governed by and construed in accordance with the laws of the State of New York.

          Section 1.12.  LEGAL HOLIDAYS.

          Unless otherwise specified pursuant to Section 3.01 or in any Security, in any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security of any series shall not be a Business Day at any Place of Payment for the Securities of that series, then (notwithstanding any other provision of this Indenture or of the Securities or Coupons) payment of principal (and premium, if any) or interest need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date or at the Stated Maturity, and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be, to such Business Day if such payment is made or duly provided for on such Business Day.

          Section 1.13.  LIABILITY SOLELY CORPORATE.

          No recourse shall be had for the payment of the principal of (or premium, if any) or interest on any Security or Coupon, or any claim based thereon, or upon any obligation, covenant or agreement of this Indenture, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company, either directly or through the Company or any successor, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that this Indenture and all the Securities and Coupons are solely corporate obligations, and that no personal liability whatsoever shall attach to, or be incurred by, any such incorporator, stockholder, officer or director, past, present or future, of the Company, either directly or indirectly through the Company or any such successor, because of the indebtedness hereby authorized or under or by reason of any of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or Coupons or to be implied herefrom or therefrom; and that any such personal liability is hereby expressly released as a condition of, and as part of the consideration for, the execution of this Indenture and the issuance of the Securities.

          Section 1.14.  COUNTERPARTS.

          This Indenture may be executed in any number of counterparts, each of which so executed shall be an original, but all such counterparts shall constitute but one and the same instrument.

                           ARTICLE TWO

                          SECURITY FORMS

          Section 2.01.  FORMS GENERALLY.

          The Securities and the Coupons, if any, of each series shall be substantially in one of the forms (including global form) established in or pursuant to a Board Resolution or in one or more indentures supplemental hereto, and shall have such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements placed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any securities exchange on which any series of the Securities may be listed, or to conform to usage, all as determined by the officers executing such Securities and Coupons as conclusively evidenced by their execution of such Securities and Coupons. If the form of a series of Securities or Coupons (or any Global Note) is established in or pursuant to a Board Resolution, a copy of such Board Resolution shall be delivered to the Trustee, together with an Officers' Certificate setting forth the form of such series, at or prior to the delivery of the Company Order contemplated by
Section 3.03 for the authentication and delivery of such Securities (or any such Global Note) or Coupons.

          Unless otherwise specified as contemplated by Section
3.01, Securities in bearer form (other than in global form) shall have Coupons attached.

          The definitive Securities and Coupons, if any, of each series shall be printed, typed, lithographed or engraved or produced by any combination of these methods, may or may not be produced on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities and Coupons, as conclusively evidenced by their execution of such Securities and Coupons.

          Section 2.02.  FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION.

          The form of the Trustee's certificate of authentication to be borne by the Securities shall be substantially as follows:

             TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the series of Securities issued under the within mentioned Indenture.

                              THE FIRST NATIONAL BANK OF CHICAGO,
                                 as Trustee


                              By ___________________________
                                   Authorized Signatory

          Section 2.03.  SECURITIES IN GLOBAL FORM.

          If any Security of a series is issuable in global form (a "GLOBAL NOTE"), such Global Note may provide that it shall represent the aggregate amount of Outstanding Securities from time to time endorsed thereon and may also provide that the aggregate amount of Outstanding Securities represented thereby may from time to time be reduced to reflect exchanges. Any endorsement of a Global Note to reflect the amount, or any increase or decrease in the amount, of Outstanding Securities represented thereby shall be made by the Trustee and in such manner as shall be specified in such Global Note. Any instructions by the Company with respect to a Global Note, after its initial issuance, shall be in writing but need not comply with Section 1.02.

          Global Notes may be issued in either registered or bearer form and in either temporary or permanent form. Permanent
Global Notes will be issued in definitive form.


                          ARTICLE THREE

                         THE SECURITIES

          Section 3.01.  AMOUNT UNLIMITED; ISSUABLE IN SERIES.

          The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

          The Securities may be issued in one or more series.
There shall be established in or pursuant to a Board Resolution and (subject to Section 3.03) set forth in an Officers'
Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series:

                                                               18
          (1) the title of the Securities of the series (which shall distinguish the Securities of such series from all other series of Securities);

          (2) the limit, if any, upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon transfer of, or in exchange for, or in lieu of, other Securities of such series pursuant to Sections 3.04, 3.05, 3.06, 11.06 or 13.07);

          (3) the date or dates on which or periods during which the Securities of the series may be issued, and the date or dates (or the method of determination thereof) on which the principal of (and premium, if any, on) the Securities of such series are or may be payable (which, if so provided in such Board Resolution or supplemental indenture, may be determined by the Company from time to time and set forth in the Securities of the series issued from time to time);

          (4) the rate or rates (or the method of determination thereof) at which the Securities of the series shall bear interest, if any, and the dates from which such interest shall accrue (which, in either case or both, if so provided in such Board Resolution or supplemental indenture, may be determined by the Company from time to time and set forth in the Securities of the series issued from time to time); and the Interest Payment Dates on which such interest shall be payable (or the method of determination thereof), and, in the case of Registered Securities, the Regular Record Dates for the interest payable on such Interest Payment Dates and, in the case of Floating Rate Securities, the notice, if any, to Holders regarding the determination of interest and the manner of giving such notice;

          (5) the place or places, if any, in addition to or instead of the Corporate Trust Office of the Trustee (in the case of Registered Securities) or the principal London office of the Trustee (in the case of Bearer Securities), where the principal of (and premium, if any) and interest on Securities of the series shall be payable; the extent to which, or the manner in which, any interest payable on any Global Note on an Interest Payment Date will be paid, if other than in the manner provided in Section 3.07; the extent, if any, to which the provisions of the last sentence of Section 12.01 shall apply to the Securities of the Series; and the manner in which any principal of, or premium, if any, on, any Global Note will be paid, if other than as set forth elsewhere herein;

          (6) the obligation, if any, of the Company to redeem, repay or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of the Holder and the period or periods within which or the dates on which, the prices at which and the terms and conditions upon which Securities of the series shall be redeemed, repaid or purchased, in whole or in part, pursuant to such obligation;

          (7) the period or periods within which, or the date or dates on which, the price or prices at which, and the terms and conditions upon which Securities of the series may be redeemed, if any, in whole or in part, at the option of the Company or otherwise;
                                                               19

          (8) if the coin or Currency in which the Securities shall be issuable is in Dollars, the denominations of such Securities if other than denominations of $1,000 and any integral multiple thereof (except as provided in Section 3.04);

          (9) whether the Securities of the series are to be issued as Discount Securities and the amount of discount with which such Securities may be issued and, if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 5.02;

          (10) whether the provisions set forth in Article
     Fifteen shall apply, and, if applicable, any additional and/or alternative provisions for the defeasance of Securities of the series;

          (11) whether Securities of the series are to be issued as Registered Securities or Bearer Securities or both, and, if Bearer Securities are issued, whether Coupons will be attached thereto, whether Bearer Securities of the series may be exchanged for Registered Securities of the series, as provided in Section 3.05(b) or otherwise and the circumstances under which and the place or places at which any such exchanges, if permitted, may be made;

          (12) whether provisions for payment of additional amounts or tax redemptions shall apply and, if such provisions shall apply, such provisions; and, if Bearer Securities of the series are to be issued, whether a procedure other than that set forth in Section 3.04(b) shall apply and, if so, such other procedure, and if the procedure set forth in Section 3.04(b) shall apply, the forms of certifications to be delivered under such procedure;

          (13) if other than Dollars, the Foreign Currency or Currencies in which Securities of the series shall be denominated or in which payment of the principal of (and/or premium, if any) and/or interest on the Securities of the series may be made, and the particular provisions applicable thereto and, if applicable, the amount of Securities of the series which entitles the Holder of a Security of the series or its proxy to one vote for purposes of Section 9.05;

          (14) if the principal of (and premium, if any) or interest on Securities of the series are to be payable, at the election of the Company or a Holder thereof, in a Currency other than that in which the Securities are denominated or payable without such election, in addition to or in lieu of the provisions of Section 3.10, the period or periods within which and the terms and conditions upon which, such election may be made and the time and the manner of determining the exchange rate or rates between the Currency or Currencies in which the Securities are denominated or payable without such election and the Currency or Currencies in which the Securities are to be paid if such election is made;

          (15) the date as of which any Securities of the series shall be dated, if other than as set forth in Section 3.03;

          (16) if the amount of payments of principal of (and premium, if any) or interest on the Securities of the series may be determined with reference to an index, including, but not limited to, an index based on a Currency or Currencies other than that in which the Securities are denominated or payable, or any other type of index, the manner in which such amounts shall be determined;

          (17) if the Securities of the series are denominated or payable in a Foreign Currency, any other terms concerning the payment of principal of (and premium, if any) or any interest on such Securities (including the Currency or Currencies of payment thereof);

          (18) the designation of the original Currency
     Determination Agent, if any;

          (19) the applicable Overdue Rate, if any;

          (20) if the Securities of the series do not bear interest payable on semi-annual Interest Payment Dates, the applicable dates for purposes of Section 7.01;

          (21) any addition to, or modification or deletion of, any Events of Default or covenants (including, without limitation, any of the covenants set forth in Article Twelve) provided for with respect to Securities of the series;

          (22) if Bearer Securities of the series are to be issued, (x) whether interest in respect of any portion of a temporary Security in global form (representing all of the Outstanding Bearer Securities of the series) payable in respect of any Interest Payment Date prior to the exchange of such temporary Security for definitive Securities of the series shall be paid to any clearing organization with respect to the portion of such temporary Security held for its account and, in such event, the terms and conditions (including any certification requirements) upon which any such interest payment received by a clearing organization will be credited to the Persons entitled to interest payable on such Interest Payment Date, and (y) the terms upon which interests in such temporary Security in global form may be exchanged for interests in a permanent Global Note or for definitive Securities of the series and the terms upon which interests in a permanent Global Note, if any, may be exchanged for definitive Securities of the series;

          (23) whether the Securities of the series shall be issued in whole or in part in the form of one or more Global Notes and, in such case, the U.S. Depositary or any Common Depositary for such Global Note or Notes; and if the Securities of the series are issuable only as Registered Securities, (A) the manner in which and the circumstances under which Global Notes representing Securities of the series may be exchanged for Registered Securities in definitive form, if other than, or in addition to, the manner and circumstances specified in Section 3.04(c), and

     (B) any other provisions that may be necessary or desirable to effect compliance with the rules, regulations, practices and policies of the U.S. Depositary from time to time in effect, which provisions may or may not be consistent with
     Section 3.04 (c);

          (24) if the Securities of such series may be converted into or exchanged for other securities of the Company or any other Persons, the terms and conditions pursuant to which the Securities of such series may be converted or exchanged;

          (25) if the principal of or premium, if any, or interest, if any, on the Securities of such series are to be payable, at the election of the Company or a Holder thereof, in securities or other property, the type and amount of such securities or other property, or the method by which such amount shall be determined, and the periods within which, and the terms and conditions upon which such election may be made;

          (26) if the Securities and/or Coupons of the series are to be issued upon exercise of warrants, the terms and conditions relating to such issuance and such warrants; and

          (27) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture).

          All Securities of any one series shall be substantially identical except as to denomination, rate or rates of interest (or the method by which such rate or rates are to be determined), Stated Maturity and the date from which interest, if any, shall accrue, and except as may otherwise be provided in or pursuant to such Board Resolution and (subject to Section 3.03) set forth in such Officers' Certificate, or in any such indenture supplemental hereto. The terms of any Securities may be determined from time to time by the Company, if so provided in or established pursuant to the authority granted in a Board Resolution or in any such indenture supplemental hereto. All Securities of any one series need not be issued at the same time, and unless otherwise provided, a series may be reopened for issuance of additional Securities of such series.

          If any of the terms of a series of Securities is established in or pursuant to a Board Resolution, a copy of such Board Resolution shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

          Section 3.02.  DENOMINATIONS.

          In the absence of any specification pursuant to
Section 3.01 with respect to the Securities of any series, the Securities of such series shall be issuable only as Registered Securities in denominations of $1,000 and any integral multiple thereof and shall be payable only in Dollars.

          Section 3.03.  EXECUTION, AUTHENTICATION, DELIVERY AND
                         DATING.

          The Securities and the Coupons, if any, of any series shall be executed on behalf of the Company by its Chairman, a Vice Chairman, its President, one of its Vice Presidents or its Treasurer, under its corporate seal, or a facsimile thereof, reproduced thereon and attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers may be manual or facsimile.

          Securities and Coupons bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities and Coupons or did not hold such offices at the date of such Securities and Coupons.

          At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities, with appropriate Coupons, if any, of any series, executed by the Company, to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities and Coupons and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities and Coupons; provided, however, that, in connection with its sale during the "restricted period" (as defined in Section 1.163-5(c)(2)(i)(D)(7) of the United States Treasury Regulations), no Bearer Security shall be mailed or otherwise delivered to any location in the United States; and provided, further, that a Bearer Security (other than a temporary Global
Note in bearer form) may be delivered outside the United States in connection with its original issuance only if the Person entitled to receive such Bearer Security shall have furnished to the Euro-clear operator or to CEDEL a certificate substantially in the form set forth in Exhibit A to this Indenture.

          If all the Securities of any one series are not to be issued at one time and if a Board Resolution, Officers' Certificate or supplemental indenture relating to such series shall so permit, such Company Order may set forth procedures acceptable to the Trustee for the issuance of such Securities and the determination of the terms of particular Securities of such series (including, without limitation, the interest rate or rates (or the method by which such rate or rates are to be determined), if any, Stated Maturity, date of issuance and date from which interest, if any, shall accrue).

          If any Security shall be represented by a permanent Global Note, then, for purposes of this Section and Section 3.04, the notation of a beneficial owner's interest therein upon original issuance of such Security or upon exchange of a portion of a temporary Global Note shall be deemed to be delivery in connection with the original issuance of such beneficial owner's interest in such permanent Global Note. Except as permitted by
Section 3.06 or 3.07, the Trustee shall not authenticate and deliver any Bearer Security unless all Coupons for interest then matured have been detached and cancelled.

          The Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon, prior to the authentication and delivery of the Securities and Coupons of such series, (i) the supplemental indenture or the Board Resolution and Officers' Certificate by or pursuant to which the form and terms of such Securities and Coupons have been approved and (ii) an Opinion of Counsel substantially to the effect that:

          (1) all instruments furnished by the Company to the Trustee in connection with the authentication and delivery of such Securities and Coupons conform to the requirements of this Indenture and constitute sufficient authority hereunder for the Trustee to authenticate and deliver such Securities and Coupons;

          (2) the forms and terms of such Securities and Coupons have been established in conformity with the provisions of this Indenture;

          (3) in the event that the forms or terms of such Securities and Coupons have been established in a supplemental indenture, the execution and delivery of such supplemental indenture has been duly authorized by all necessary corporate action of the Company, such supplemental indenture has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery by the Trustee, is a valid and binding obligation enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

          (4) the execution and delivery of such Securities and Coupons have been duly authorized by all necessary corporate action of the Company and such Securities and Coupons have been duly executed by the Company and, assuming due authentication by the Trustee and delivery by the Company, are valid and binding obligations enforceable against the Company in accordance with their terms, entitled to the benefit of the Indenture, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and subject to such other exceptions as counsel shall request and as to which the Trustee shall not reasonably object; and

          (5) the amount of Securities Outstanding of such series, together with the amount of such Securities, does not exceed any limit established under the terms of this Indenture on the amount of Securities of such series that may be authenticated and delivered.

          The Trustee shall not be required to authenticate such Securities and Coupons if the issuance of such Securities and Coupons pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture in a manner which is not reasonably acceptable to the Trustee.

          Each Registered Security shall be dated the date of its authentication. Each Bearer Security (including any temporary or permanent or other definitive Bearer Security in global form) shall be dated as of the date of original issuance of the first Security of such series to be issued, except as otherwise provided pursuant to Section 3.01 with respect to the Bearer Securities of any series.

          No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in one of the forms provided for herein duly executed by the Trustee or by an Authenticating Agent, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Security shall have been duly authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in
Section 3.08 together with a written statement (which need not comply with Section 1.02) stating that such Security has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

          Section 3.04.  TEMPORARY SECURITIES; EXCHANGE OF
TEMPORARY GLOBAL NOTES FOR DEFINITIVE BEARER SECURITIES; GLOBAL
NOTES REPRESENTING REGISTERED SECURITIES.

          (a) Pending the preparation of definitive Registered Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Registered Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination for Registered Securities of such series, substantially of the tenor of the definitive Registered Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Registered Securities may determine, as conclusively evidenced by their execution of such Registered Securities. Every such temporary Registered Security shall be executed by the Company and shall be authenticated and delivered by the Trustee upon the same conditions and in substantially the same manner, and with the same effect, as the definitive Registered Securities in lieu of which they are issued. In the case of any series issuable as Bearer Securities, such temporary Securities may be in global form, representing such of the Outstanding Securities of such series as shall be specified therein.

          Except in the case of temporary Securities in global
form (which shall be exchanged in accordance with the provisions of the following paragraphs), if temporary Securities of any series are issued, the Company will cause definitive Securities of such series to be prepared without unreasonable delay.  After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series, of a like Stated Maturity and with like terms and provisions, upon surrender of the
temporary Securities of such series at the office or agency of the Company in a Place of Payment for such series, without charge to the Holder, except as provided in Section 3.05 in connection with a transfer.  Upon surrender for cancellation of any one or
                                                               25

more temporary Securities of any series (accompanied by any unmatured Coupons), the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of the same series of authorized denominations and of a like Stated Maturity and like terms and provisions; provided, however, that no definitive Bearer Security shall be delivered in exchange for a temporary Registered Security; and provided, further, that a definitive Bearer Security (including a permanent Bearer Security in global form) shall be delivered in exchange for a temporary Bearer Security only in compliance with the conditions set forth in
Section 3.03. Until so exchanged, the temporary Registered Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Registered Securities of such series.

          (b) Unless otherwise specified pursuant to Section 3.01, all Bearer Securities of a series shall be initially issued in the form of a single temporary Bearer Security in global form (a "TEMPORARY GLOBAL NOTE"). The Company shall execute, and upon Company Order the Trustee shall authenticate, any temporary Global Note and any permanent Bearer Security in global form (as described below, a "PERMANENT GLOBAL NOTE") upon the same conditions and in substantially the same manner, and with the same effect, as definitive Bearer Securities, and the temporary or permanent Global Note, as the case may be, shall, unless otherwise specified therein, be delivered by the Trustee to the London office of a depositary or common depositary (the "COMMON DEPOSITARY"), for the benefit of the Euro-clear Operator or CEDEL, as the case may be, for credit to the account of the Company (in the case of sales of Bearer Securities by the Company directly to investors) or the managing underwriter (in the case of sales of Bearer Securities by the Company to underwriters) or such other accounts as the Company or the managing underwriter, respectively, may direct.

          On or after the date specified in or determined pursuant to the terms of any temporary Global Note which (subject to any applicable laws and regulations) shall be at least 40 days after the issue date of a temporary Global Note (the "EXCHANGE DATE"), the Securities represented by such temporary Global Note may be exchanged for definitive Securities (subject to the second succeeding paragraph) or Securities to be represented thereafter by one or more permanent Global Notes in definitive form without interest coupons. On or after the Exchange Date such temporary Global Note shall be surrendered by the Common Depositary to the Trustee, as the Company's agent for such purpose, at its principal office in London (or at such other place specified outside the United States pursuant to Section 3.01) and following such surrender, the Trustee shall (1) endorse the temporary Global Note to reflect the reduction of its principal amount by an equal aggregate principal amount of such Security, (2) endorse the applicable permanent Global Note, if any, to reflect the initial amount, or an increase in the amount of Securities represented thereby, (3) manually authenticate such definitive Securities (including any permanent Global Note), (4) deliver such definitive Securities to the Holder thereof or, if such definitive Security is a permanent Global Note, deliver such permanent Global Note to the Common Depositary to be held outside the United States for the accounts of the Euro-clear Operator or CEDEL, as the case may be, for credit to the respective accounts at Euro-clear Operator or CEDEL, as the case may be, designated by or on behalf of the beneficial owners of such Securities (or to such other accounts as they may direct) and (5) redeliver such temporary Global Note to the Common Depositary, unless such temporary Global Note shall have been cancelled in accordance with Section 3.08 hereof; provided, however, that, unless otherwise specified in such temporary Global Note, upon such presentation by the Common Depositary, such temporary Global Note shall be accompanied by a certificate dated the Exchange Date or a subsequent date (or, in the event that an Interest Payment Date occurs prior to the Exchange Date, dated such Interest Payment
Date) and signed by the Euro-clear Operator, as to the portion of such temporary Global Note held for its account then to be exchanged for definitive Securities (including any permanent Global Note), and a certificate dated the Exchange Date or a subsequent date (or, in the event that an Interest Payment Date occurs prior to the Exchange Date, dated such Interest Payment
Date) and signed by CEDEL, as to the portion of such temporary Global Note held for its account then to be exchanged for definitive Securities (including any permanent Global Note), each substantially in the form set forth in Exhibit B to this Indenture. Each certificate substantially in the form of Exhibit B hereto of the Euro-clear Operator or CEDEL, as the case may be, shall be based on certificates of the account holders listed in the records of the Euro-clear Operator or CEDEL, as the case may be, as being entitled to all or any portion of the applicable temporary Global Note. An account holder of the Euro-clear Operator or CEDEL, as the case may be, desiring to effect the exchange of an interest in a temporary Global Note for an interest in definitive Securities (including any permanent Global
Note) shall instruct the Euro-clear Operator or CEDEL, as the case may be, to request such exchange on its behalf and shall deliver to the Euro-clear Operator or CEDEL, as the case may be, a certificate substantially in the form of Exhibit A hereto and dated no earlier than 10 days prior to the Exchange Date (or, in the event that an Interest Payment Date occurs prior to the Exchange Date, no earlier than 10 days prior to such Interest Payment Date). Until so exchanged, temporary Global Notes shall in all respects be entitled to the same benefits under this Indenture as definitive Securities (including any permanent Global Note) of the same series authenticated and delivered hereunder, except as to payment of interest, if any.

          The delivery to the Trustee by the Euro-clear Operator or CEDEL of any certificate substantially in the form of Exhibit B hereto may be relied upon by the Company and the Trustee as conclusive evidence that a corresponding certificate or certificates has or have been delivered to the Euro-clear Operator or CEDEL, as the case may be, pursuant to the terms of this Indenture.

          On or prior to the Exchange Date, the Company shall
deliver to the Trustee definitive Securities in an aggregate principal amount equal to the principal amount of such temporary Global Note, executed by the Company. At any time, on or after the Exchange Date, upon 30 days' notice to the Trustee by the Euro-clear Operator or CEDEL, as the case may be, acting at the request of or on behalf of the beneficial owner, a Security represented by a temporary Global Note or a permanent Global
Note, as the case may be, may be exchanged, in whole or from time to time in part, for definitive Securities without charge and the Trustee shall authenticate and deliver, in exchange for each portion of such temporary Global Note or such permanent Global
Note, an equal aggregate principal amount of definitive
Securities of the same series of authorized denominations and of
                                                               27

a like Stated Maturity and with like terms and conditions, as the portion of such temporary Global Note or such permanent Global Note to be exchanged, which, unless the Securities of the series are not issuable both as Bearer Securities and as Registered Securities, as contemplated by Section 3.01, shall be in the form of Bearer Securities or Registered Securities, or any combination thereof, as shall be specified by the beneficial owner thereof; provided, however, that definitive Bearer Securities shall be delivered in exchange for a portion of the temporary Global Note or the permanent Global Note only in compliance with the requirements of the second preceding paragraph. On or prior to the thirtieth day following receipt by the Trustee of such notice with respect to a Security, or, if such day is not a Business Day, the next succeeding Business Day, the temporary Global Note or the permanent Global Note, as the case may be, shall be surrendered by the Common Depositary to the Trustee, as the Company's agent for such purpose, to be exchanged, in whole or from time to time in part, for definitive Securities without charge following such surrender, upon the request of the Euro-clear Operator or CEDEL, as the case may be, and the Trustee shall (1) endorse the applicable temporary Global Note or the permanent Global Note to reflect the reduction of its principal amount by the aggregate principal amount of such Security, (2) cause the terms of such Security and Coupons, if any, to be entered on a definitive Security, (3) manually authenticate such definitive Security, and (4) if a Bearer Security is to be delivered, deliver such definitive Security outside the United States to the Euro-clear Operator or CEDEL, as the case may be, for or on behalf of the beneficial owner thereof, in exchange for a portion of such temporary Global Note or the permanent Global Note.

          Unless otherwise specified in such temporary Global Note or the permanent Global Note, any such exchange shall be made free of charge to the beneficial owners of such temporary Global Note or the permanent Global Note, except that a Person receiving definitive Securities must bear the cost of insurance, postage, transportation and the like in the event that such Person does not take delivery of such definitive Securities in person at the offices of the Euro-clear Operator or CEDEL. Definitive Securities in bearer form to be delivered in exchange for any portion of a temporary Global Note or the permanent Global Note shall be delivered only outside the United States. Notwithstanding the foregoing, in the event of redemption or acceleration of all or any part of a temporary Global Note prior to the Exchange Date, a permanent Global Note or definitive Bearer Securities, as the case may be, will not be issuable in respect of such temporary Global Note or such portion thereof, and payment thereon will instead be made as provided in such temporary Global Note.

          Until exchanged in full as hereinabove provided, any temporary Global Note or the permanent Global Note shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of the same series and tenor authenticated and delivered hereunder, except that, unless otherwise specified as contemplated by Section 3.01, interest payable on such temporary Global Note on an Interest Payment Date for Securities of such series occurring prior to the applicable Exchange Date shall be payable to the Euro-clear Operator or CEDEL on such Interest Payment Date upon delivery by the Euro-dear Operator or CEDEL to the Trustee of a certificate or certificates substantially in the form set forth in Exhibit B to this Indenture, for credit without further interest on or after such Interest Payment Date to the respective accounts of the Persons who are the beneficial owners of such temporary Global Note on such Interest Payment Date and who have each delivered to the Euro-clear Operator or CEDEL, as the case may be, a certificate substantially in the form set forth in Exhibit A to this Indenture.

          Any definitive Bearer Security authenticated and delivered by the Trustee in exchange for a portion of a temporary Global Note or the permanent Global Note shall not bear a coupon for any interest which shall theretofore have been duly paid by the Trustee to the Euro-clear Operator or CEDEL, or by the Company to the Trustee in accordance with the provisions of this
Section 3.04.

          With respect to Exhibits A and B to this Indenture, the Company may, in its discretion and if required or desirable under applicable law, substitute one or more other forms of such exhibits for such exhibits, eliminate the requirement that any or all certificates be provided, or change the time that any certificate may be required, provided that such substitute form or forms or notice of elimination or change of such certification requirement have theretofore been delivered to the Trustee with a Company Request and such form or forms, elimination or change is reasonably acceptable to the Trustee.

          (c)  If the Company shall establish pursuant to Section
3.01 that the Registered Securities of a series are to be issued in whole or in part in the form of one or more Global Notes, then the Company shall execute and the Trustee shall, in accordance with Section 3.03 and the Company Order with respect to such series, authenticate and deliver one or more Global Notes in temporary or permanent form that (i) shall represent and shall be denominated in an amount equal to the aggregate principal amount of the Outstanding Securities of such series to be represented by one or more Global Notes, (ii) shall be registered in the name of the U.S. Depositary for such Global Note or Notes or the nominee of such depositary, and (iii) shall bear a legend substantially to the following effect: "This Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary, unless and until this Security is exchanged in whole or in part for Securities in definitive form."

          Notwithstanding any other provision of this Section or
Section 3.05, unless and until it is exchanged in whole or in part for Registered Securities in definitive form, a Global Note representing all or a portion of the Registered Securities of a series may not be transferred except as a whole by the U.S. Depositary for such series to a nominee of such depositary or by a nominee of such depositary to such depositary or another nominee of such depositary or by such depositary or any such nominee to a successor U.S. Depositary for such series or a nominee of such successor depositary.

          If at any time the U.S. Depositary for the Securities of a series notifies the Company that it is unwilling or unable to continue as U.S. Depositary for the Securities of such series or if at any time the U.S. Depositary for Securities of a series shall no longer be a clearing agency registered and in good standing under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation, the Company shall appoint a successor U.S. Depositary with respect to the Securities of such series. If a successor U.S. Depositary for the Securities of such series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such condition, the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Securities of such series, will authenticate and deliver, Registered Securities of such series in definitive form in an aggregate principal amount equal to the principal amount of the Global Note or Notes representing such series in exchange for such Global Note or Notes.

          The Company may at any time and in its sole discretion determine that the Registered Securities of any series issued in the form of one or more Global Notes shall no longer be represented by such Global Note or Notes. In such event, the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Securities of such series, will authenticate and deliver, Registered Securities of such series in definitive form and in an aggregate principal amount equal to the principal amount of the Global Note or Notes representing such series in exchange for such Global Note or Notes.

          If the Registered Securities of any series shall have been issued in the form of one or more Global Notes and if an Event of Default with respect to the Securities of such series shall have occurred and be continuing, the Company will promptly execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Securities of such series, will authenticate and deliver, Registered Securities of such series in definitive form and in an aggregate principal amount equal to the principal amount of the Global Note or Notes representing such series in exchange for such Global Note or Notes.

          If specified by the Company pursuant to Section 3.01 with respect to Registered Securities of a series, the U.S. Depositary for such series of Registered Securities may surrender a Global Note for such series of Securities in exchange in whole or in part for Registered Securities of such series in definitive form on such terms as are acceptable to the Company and such depositary. Thereupon, the Company shall execute and the Trustee shall authenticate and deliver, without charge:

          (i) to each Person specified by the U.S. Depositary a new Registered Security or Securities of the same series, of any authorized denomination as requested by such Person in an aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Global Note; and

          (ii) to the U.S. Depositary a new Global Note in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Note and the aggregate principal amount of Registered Securities delivered to Holders thereof.

          Upon the exchange of a Global Note for Registered Securities in definitive form, such Global Note shall be cancelled by the Trustee. Securities issued in exchange for a Global Note pursuant to this subsection (c) shall be registered in such names and in such authorized denominations as the U.S. Depositary for such Global Note, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Securities to the Persons in whose names such Securities are so registered.

          Section 3.05.  REGISTRATION, TRANSFER AND EXCHANGE.

          (a)  The Company shall cause to be kept at the
Corporate Trust Office of the Trustee a register (the registers maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes
collectively referred to as the "SECURITY REGISTER") in which, subject to such reasonable regulations as it may prescribe, the
                                                               30

Company shall provide for the registration of Registered Secu-rities and of transfers and exchanges of Registered Securities. The Trustee is hereby appointed "SECURITY REGISTRAR" for the purpose of registering Registered Securities and registering transfers and exchanges of Registered Securities as herein provided; provided, however, that the Company may appoint co-Security Registrars.

          Upon surrender for registration of transfer of any Registered Security of any series at the office or agency of the Company maintained for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee, one or more new Registered Securities of the same series of like aggregate principal amount of such denominations as are authorized for Registered Securities of such series and of a like Stated Maturity and with like terms and conditions.

          Except as otherwise provided in Section 3.04 and this
Section 3.05, at the option of the Holder, Registered Securities of any series may be exchanged for other Registered Securities of the same series of like aggregate principal amount and of a like Stated Maturity and with like terms and conditions, upon surrender of the Registered Securities to be exchanged at such office or agency. Whenever any Registered Securities are surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Registered Securities which the Holder making the exchange is entitled to receive.

          (b) If and to the extent specified pursuant to Section 3.01, the provisions of this Section 3.05(b) shall be applicable to Securities of any series which are Bearer Securities. At the option of the Holder thereof, to the extent permitted by law, any Bearer Security of any series which by its terms is registrable as to principal and interest may be exchanged for a Registered Security of such series of like aggregate principal amount and of a like Stated Maturity and with like terms and conditions upon surrender of such Bearer Security at the Corporate Trust Office or at any other office or agency of the Company designated
pursuant to Section 3.01 for the purpose of making any such exchanges. Any Coupon Security surrendered for exchange shall be surrendered with all unmatured Coupons and any matured Coupons in default attached thereto. If the Holder of a Bearer Security is unable to produce any such unmatured Coupon or Coupons or matured Coupon or Coupons in default, such exchange may be effected if the Bearer Securities are accompanied by payment in funds
acceptable to the Company in an amount equal to the face amount of such missing Coupon or Coupons, or the surrender of such
missing Coupon or Coupons may be waived by the Company and the Trustee if there is furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Bearer Security shall surrender to any Paying Agent any such missing Coupon in respect of which such a payment shall have been made, such Holder shall be entitled to receive the amount of such payment; provided, however, that except as otherwise provided in Section 12.03, interest represented by Coupons shall be payable only upon presentation and surrender of those Coupons at an office or agency located outside the United States. Notwithstanding the foregoing, in case a Bearer Security of any series is surrendered at any such office or agency in exchange for a Registered
Security of the same series and of a like Stated Maturity and with like terms and conditions after the close of business at such office or agency on (i) any Regular Record Date and before
                                                             31

the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the Coupon relating to such Interest Payment Date or proposed date for payment, as the case may be (or, if such Coupon is so surrendered with such Bearer Security, such Coupon shall be returned to the Person so surrendering the Bearer Security), and interest or Defaulted Interest, as the case may be, will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such Coupon when due in accordance with the provisions of this Indenture. The Company shall execute, and the Trustee shall authenticate and deliver, the Registered Security or Securities which the Holder making the exchange is entitled to receive.

          Notwithstanding the foregoing, the exchange of Bearer Securities for Registered Securities will be subject to the provisions of United States income tax laws and regulations applicable to Securities in effect at the time of such exchange.

          (c)  Except as otherwise specified pursuant to Section
3.01, in no event may Registered Securities, including Registered
Securities received in exchange for Bearer Securities, be exchanged for Bearer Securities.

          (d) All Securities issued upon any transfer or exchange of Securities shall be valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered for such transfer or exchange.

          Every Registered Security presented or surrendered for transfer or exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar, duly executed, by the Holder thereof or his attorney duly authorized in writing.

          No service charge will be made for any transfer or exchange of Securities except as provided in Section 3.04(b) or
3.06. The Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration, transfer or exchange of Securities, other than those expressly provided in this Indenture to be made at the Company's own expense or without expense or without charge to the Holders.

          The Company shall not be required (i) to register, transfer or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of the transmission of a notice of redemption of Securities of such series selected for redemption under Section 13.03 and ending at the close of business on the day of such transmission, or (ii) to register, transfer or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

          Section 3.06.  MUTILATED, DESTROYED, LOST AND STOLEN
SECURITIES.

          If (i) any mutilated Security or any mutilated Coupon with the Coupon Security to which it appertains (and all unmatured Coupons attached thereto) is surrendered to the Trustee at its Corporate Trust Office (in the case of Registered Securities) or at its principal London office (in the case of Bearer Securities), or (ii) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security or any Coupon, and there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them and any Paying Agent harmless, and neither the Company nor the Trustee receives notice that such Security or Coupon has been acquired by a bona fide purchaser, then the Company shall execute and upon Company Request the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Security or in exchange for the Coupon Security to which such mutilated, destroyed, lost or stolen Coupon appertained, a new Security of the same series of like Stated Maturity and with like terms and conditions and like principal amount, bearing a number not contemporaneously Outstanding, and, in the case of a Coupon Security, with such Coupons attached thereto that neither gain nor loss in interest shall result from such exchange or substitution.

          In case any such mutilated, destroyed, lost or stolen Security or Coupon has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay the amount due on such Security or Coupon in accordance with its terms; provided, however, that principal of (and premium, if any) and any interest on Bearer Securities shall, except as otherwise provided in Section 12.03, be payable only at an office or agency located outside the United States and, unless otherwise specified as contemplated by Section 3.01 or except as otherwise provided in this Section 3.06, any interest on Bearer Securities shall be payable only upon presentation and surrender of the Coupons appertaining thereto.

          Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in respect thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

          Every new Security or Coupon of any series issued pursuant to this Section shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security or Coupon shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities or Coupons of that series duly issued hereunder.

          The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or Coupons.

          Section 3.07.  PAYMENT OF INTEREST; INTEREST RIGHTS
PRESERVED.

          (a) Interest on any Registered Security which is payable and is punctually paid or duly provided for on any Interest Payment Date shall be paid to the Person in whose name such Registered Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest notwithstanding the cancellation of such Registered Security upon any transfer or exchange subsequent to the Regular Record Date. Unless otherwise specified as contemplated by Section 3.01 with respect to the Securities of any series, payment of interest on Registered Securities shall be made at the place or places specified pursuant to Section 3.01 or, at the option of the Company, by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or, if provided pursuant to Section 3.01, by wire transfer to an account designated by the Registered Holder.

          (b) Interest on any Coupon Security which is payable and is punctually paid or duly provided for on any Interest Payment Date shall be paid to the Holder of the Coupon which has matured on such Interest Payment Date upon surrender of such Coupon on such Interest Payment Date at the principal London office of the Trustee or at such other Place of Payment outside the United States specified pursuant to Section 3.01.

          Interest on any Bearer Security (other than a Coupon Security) which is payable and is punctually paid or duly provided for on any Interest Payment Date shall be paid to the Holder of the Bearer Security upon presentation of such Bearer Security and notation thereon on such Interest Payment Date at the principal London office of the Trustee or at such other Place of Payment outside the United States specified pursuant to
Section 3.01.

          Unless otherwise specified pursuant to Section 3.01, at the direction of the Holder of any Bearer Security or Coupon payable in Dollars, payment on such Bearer Security or Coupon will be made by check drawn on a bank in The City of New York or, if agreeable to the Trustee, by wire transfer to a Dollar account maintained by such Holder outside the United States. If such payment at the offices of all Paying Agents outside the United States becomes illegal or is effectively precluded because of the imposition of exchange controls or similar restrictions on the full payment or receipt of such amounts in Dollars, the Company will appoint an office or agent in the United States at which such payment may be made. Unless otherwise specified pursuant to
Section 3.01, at the direction of the Holder of any Bearer Security or Coupon payable in a Foreign Currency, payment on such Bearer Security or Coupon will be made by a check drawn on a bank outside the United States or by wire transfer to an appropriate account maintained by such Holder outside the United States. Except as provided in this paragraph, no payment on any Bearer Security or Coupon will be made by mail to an address in the United States or by wire transfer to an account in the United States.

          (c) Any interest on any Security which is payable but is not punctually paid or duly provided for on any interest Payment Date (herein called "DEFAULTED INTEREST") shall, if such Security is a Registered Security, forthwith cease to be payable to the Registered Holder on the relevant Regular Record Date by virtue of his having been such Registered Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

          (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names such Registered Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted
     Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each such
     Registered Security and the date of the proposed payment,
     and at the same time the Company shall deposit with the
     Trustee an amount of money in the Currency or Currency unit in which the Securities of such series are payable (except as otherwise specified pursuant to Sections 3.01 or 3.10)
     equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the
                                                               34

     date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which date shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to the Holders of such Registered Securities at their addresses as they appear in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names such Registered Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

          (2) The Company may make payment of any Defaulted Interest on Registered Securities in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Registered Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

          (d) Any Defaulted Interest payable in respect of Bearer Securities of any series shall be payable pursuant to such procedures as may be satisfactory to the Trustee in such manner that there is no discrimination between the Holders of Registered Securities (if any) and Bearer Securities of such series, and notice of the payment date therefor shall be given by the Trustee, in the name and at the expense of the Company, in the manner provided in Section 1.05 not more than 25 days and not less than 20 days prior to the date of the proposed payment.

          (e) Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

          Section 3.08.  CANCELLATION.

          Unless otherwise specified pursuant to Section 3.01 for Securities of any series, all Securities surrendered for payment, redemption, transfer, exchange or credit against any sinking fund and all Coupons surrendered for payment or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee. All Registered Securities and matured Coupons so delivered shall be promptly cancelled by the Trustee. All Bearer Securities and unmatured Coupons so delivered shall be held by the Trustee and, upon instruction by the Company Order, shall be cancelled or held for reissuance. Bearer Securities and unmatured Coupons held for reissuance may be reissued only in exchange for Bearer Securities of the same series and of like
Stated Maturity and with like terms and conditions pursuant to
                                                              35

Section 3.05 or in replacement of mutilated, lost, stolen or destroyed Bearer Securities of the same series and of like Stated Maturity and with like terms and conditions or the related Coupons pursuant to Section 3.06. All Bearer Securities and unmatured Coupons held by the Trustee pending such cancellation or reissuance shall be deemed to be delivered for cancellation for all purposes of this Indenture and the Securities. The Company may at any time deliver to the Trustee for cancellation any Securities or Coupons previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued, and all Securities or Coupons so delivered shall be promptly cancelled by the Trustee. No Securities or Coupons shall be authenticated in lieu of or in exchange for any Securities or Coupons cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities and Coupons held by the Trustee shall be delivered to the Company upon Company Request. The acquisition of any Securities or Coupons by the Company shall not operate as a redemption or satisfaction of the indebtedness represented thereby unless and until such Securities or Coupons are surrendered to the Trustee for cancellation. In the case of any temporary Global Note which shall be destroyed if the entire aggregate principal amount of the Securities represented thereby has been exchanged, the certificate of destruction shall state that all certificates required pursuant to Section 3.04 hereof and substantially in the form of Exhibit B hereto, to be given by the Euro-clear Operator or CEDEL, have been duly presented to the Trustee by the Euro-clear Operator or CEDEL, as the case may be. Permanent Global Notes shall not be destroyed until exchanged in full for definitive Securities or until payment thereon is made in full.

          Section 3.09.  COMPUTATION OF INTEREST.

          Except as otherwise specified pursuant to Section 3.01 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve
30-day months.

          Section 3.10.  CURRENCY OF PAYMENTS IN RESPECT OF
SECURITIES.

          (a)  Except as otherwise specified pursuant to Section
3.01 for Bearer Securities of any series, payment of the principal of (and premium, if any) and interest on Bearer
Securities of such series denominated in any Currency will be made in such Currency.

          (b) With respect to Registered Securities of any series not permitting the election provided for in paragraph (c) below or the Holders of which have not made the election provided for in paragraph (c) below, except as provided in paragraph (e) below, payment of the principal of (and premium, if any) and any interest on any Registered Security of such series will be made in the Currency in which such Registered Security is payable.

          (c) It may be provided pursuant to Section 3.01 with respect to the Registered Securities of any series that Holders shall have the option, subject to paragraphs (e) and (f) below, to receive payments of principal of (and premium, if any) and any interest on such Registered Securities in any of the Currencies
                                                               36

which may be designated for such election by delivering to the Trustee a written election, to be in form and substance satisfactory to the Trustee, not later than the close of business on the Election Date immediately preceding the applicable payment date. If a Holder so elects to receive such payments in any such Currency, such election will remain in effect for such Holder or any transferee of such Holder until changed by such Holder or such transferee by written notice to the Trustee (but any such change must be made not later than the close of business on the Election Date immediately preceding the next payment date to be effective for the payment to be made on such payment date and no such change or election may be made with respect to payments to be made on any Registered Security of such series with respect to which an Event of Default has occurred or notice of redemption has been given by the Company pursuant to Article Thirteen). Any Holder of any such Registered Security who shall not have delivered any such election to the Trustee by the close of business on the applicable Election Date will be paid the amount due on the applicable payment date in the relevant Currency as provided in paragraph (b) of this Section 3.10.

          (d) If the election referred to in paragraph (c) above has been provided for pursuant to Section 3.01, then not later than the fourth Business Day after the Election Date for each payment date, the Trustee will deliver to the Company a written notice specifying, in the Currency in which each series of the Registered Securities is payable, the respective aggregate amounts of principal of (and premium, if any) and any interest on the Registered Securities to be paid on such payment date, specifying the amounts so payable in respect of the Registered Securities as to which the Holders of Registered Securities denominated in any Currency shall have elected to be paid in another Currency as provided in paragraph (c) above. If the election referred to in paragraph (c) above has been provided for pursuant to Section 3.01 and if at least one Holder has made such election, then, on the second Business Day preceding each payment date, the Company will deliver to the Trustee an Exchange Rate Officer's Certificate in respect of the Currency payments to be made on such payment date. The Currency amount receivable by Holders of Registered Securities who have elected payment in a Currency as provided in paragraph (c) above shall be determined by the Company on the basis of the applicable Market Exchange Rate in effect on the third Business Day (the "VALUATION DATE") immediately preceding each payment date.

          (e)  If a Conversion Event occurs with respect to a
Foreign Currency, the ECU or any other Currency unit in which any of the Securities are denominated or payable other than pursuant to an election provided for pursuant to paragraph (c) above, then with respect to each date for the payment of principal of (and premium, if any) and any interest on the applicable Securities denominated or payable in such Foreign Currency, the ECU or such other Currency unit occurring after the last date on which such Foreign Currency, the ECU or such other Currency unit was used
(the "CONVERSION DATE"), the Dollar shall be the Currency of payment for use on each such payment date.  The Dollar amount to be paid by the Company to the Trustee and by the Trustee or any
Paying Agent to the Holders of such Securities with respect to such payment date shall be the Dollar Equivalent of the Foreign Currency or, in the case of a Currency unit, the Dollar
Equivalent of the Currency Unit, in each case as determined by the Currency Determination Agent, if any, or, if there shall not
                                                               36

be a Currency Determination Agent, then by the Trustee, in the manner provided in paragraph (g) or (h) below.

          (f) If the Holder of a Registered Security denominated in any Currency shall have elected to be paid in another Currency as provided in paragraph (c) above, and a Conversion Event occurs with respect to such elected Currency, such Holder shall receive payment in the Currency in which payment would have been made in the absence of such election. If a Conversion Event occurs with respect to the Currency in which payment would have been made in the absence of such election, such Holder shall receive payment in Dollars as provided in paragraph (e) of this Section 3.10.

          (g) The "DOLLAR EQUIVALENT OF THE FOREIGN CURRENCY" shall be determined by the Currency Determination Agent, if any, or, if there shall not be a Currency Determination Agent, then by the Trustee, and shall be obtained for each subsequent payment date by converting the specified Foreign Currency into Dollars at the Market Exchange Rate on the Conversion Date.

          (h) The "DOLLAR EQUIVALENT OF THE CURRENCY UNIT" shall be determined by the Currency Determination Agent, if any, or, if there shall not be a Currency Determination Agent, then by the Trustee, and subject to the provisions of paragraph (i) below, shall be the sum of each amount obtained by converting the Specified Amount of each Component Currency into Dollars at the Market Exchange Rate for such Component Currency on the Valuation Date with respect to each payment.

          (i) For purposes of this Section 3.10 the following terms shall have the following meanings:

          A "COMPONENT CURRENCY" shall mean any Currency which, on the Conversion Date, was a component Currency of the relevant Currency unit, including, but not limited to, the ECU.

          A "SPECIFIED AMOUNT" of a Component Currency shall mean the number of units of such Component Currency or fractions thereof which were represented in the relevant Currency unit, including, but not limited to, the ECU, on the Conversion Date. If after the Conversion Date the official unit of any Component Currency is altered by way of combination or subdivision, the Specified Amount of such Component Currency shall be divided or multiplied in the same proportion. If after the Conversion Date two or more Component Currencies are consolidated into a single
     Currency, the respective Specified Amounts of such Component Currencies shall be replaced by an amount in such single Currency equal to the sum of the respective Specified
     Amounts of such consolidated Component Currencies expressed in such single Currency, and such amount shall thereafter be a Specified Amount and such single Currency shall thereafter be a Component Currency. If after the Conversion Date any Component Currency shall be divided into two or more Currencies, the Specified Amount of such Component Currency shall be replaced by amounts of such two or more Currencies with appropriate Dollar equivalents at the Market Exchange Rate on the date of such replacement equal to the Dollar equivalent of the Specified Amount of such former Component Currency at the Market Exchange Rate on such date, and such amounts shall thereafter be Specified Amounts and such Currencies shall thereafter be Component Currencies. If after the Conversion Date of the relevant Currency unit,
                                                               38

     including but not limited to, the ECU, a Conversion Event (other than any event referred to above in this definition of "Specified Amount") occurs with respect to any Component Currency of such Currency unit, the Specified Amount of such Component Currency shall, for purposes of calculating the Dollar Equivalent of the Currency Unit, be converted into Dollars at the Market Exchange Rate in effect on the Conversion Date of such Component Currency.

          "Election Date" shall mean the record date with respect to any payment date, and with respect to the Maturity shall mean the record date (if within 16 or fewer days prior to the Maturity) immediately preceding the Maturity, and with respect to any series of Securities whose record date immediately preceding the Maturity is more than 16 days prior to the Maturity or any series of Securities for which no record dates are provided with respect to interest payments, shall mean the date which is 16 days prior to the Maturity.

          (j) All decisions and determinations of the Trustee or the Currency Determination Agent, if any, regarding the Dollar Equivalent of the Foreign Currency, the Dollar Equivalent of the Currency Unit and the Market Exchange Rate shall be in its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and irrevocably binding upon the Company and all Holders of the Securities denominated or payable in the relevant Currency. In the event of a Conversion Event with respect to a Foreign Currency, the Company, after learning thereof, will immediately give written notice thereof to the Trustee (and the Trustee will promptly thereafter give notice in the manner provided in Section 1.05 to the Holders) specifying the Conversion Date. In the event of a Conversion Event with respect to the ECU or any other Currency unit in which Securities are denominated or payable, the Company, after learning thereof, will immediately give notice thereof to the Trustee (and the Trustee will promptly thereafter give written notice in the manner provided in Section 1.05 to the Holders) specifying the Conversion Date and the Specified Amount of each Component Currency on the Conversion Date. In the event of any subsequent change in any Component Currency as set forth in the definition of Specified Amount above, the Company, after learning thereof, will similarly give written notice to the Trustee. The Trustee shall be fully justified and protected in relying and acting upon information received by it from the Company and the Currency Determination Agent, if any, and shall not otherwise have any duty or obligation to determine such information independently.

          (k) For purposes of any provision of the Indenture where the Holders of Outstanding Securities may perform an Act which requires that a specified percentage of the Outstanding Securities of all series perform such Act and for purposes of any decision or determination by the Trustee of amounts due and unpaid for the principal (and premium, if any) and interest on the Securities of all series in respect of which moneys are to be disbursed ratably, the principal of (and premium, if any) and interest on the Outstanding Securities denominated in a Foreign Currency will be the amount in Dollars based upon the Market Exchange Rate for Securities of such series, as of the date for determining whether the Holders entitled to perform such Act have performed it, or as of the date of such decision or determination by the Trustee, as the case may be.

          Section 3.11.  JUDGMENTS.

          If for the purpose of obtaining a judgment in any court with respect to any obligation of the Company hereunder or under any Security, it shall become necessary to convert into any other Currency any amount in the Currency due hereunder or under such Security, then such conversion shall be made at the Market Exchange Rate as in effect on the date the Company shall make payment to any Person in satisfaction of such judgment. If pursuant to any such judgment, conversion shall be made on a date other than the date payment is made and there shall occur a change between such Market Exchange Rate and the Market Exchange Rate as in effect on the date of payment, the Company agrees to pay such additional amounts (if any) as may be necessary to ensure that the amount paid is equal to the amount in such other Currency which, when converted at the Market Exchange Rate as in effect on the date of payment or distribution, is the amount then due hereunder or under such Security. Any amount due from the Company under this Section 3.11 shall be due as a separate debt and is not to be affected by or merged into any judgment being obtained for any other sums due hereunder or in respect of any Security. In no event, however, shall the Company be required to pay more in the Currency or Currency unit due hereunder or under such Security at the Market Exchange Rate as in effect when payment is made than the amount of Currency stated to be due hereunder or under such Security so that in any event the Company's obligations hereunder or under such Security will be effectively maintained as obligations in such Currency, and the Company shall be entitled to withhold (or be reimbursed for, as the case may be) any excess of the amount actually realized upon any such conversion over the amount due and payable on the date of payment or distribution.

          Section 3.12.  EXCHANGE UPON DEFAULT.

          If default is made in the payments referred to in
Section 12.01, the Company hereby undertakes that upon presentation and surrender of a permanent Global Note to the Trustee (or to any other Person or at any other address as the Company may designate in writing), on any Business Day on or after the maturity date thereof the Company will issue and the Trustee will authenticate and deliver to the bearer of such permanent Global Note duly executed and authenticated definitive Securities with the same issue date and maturity date as set out in such permanent Global Note.

                           ARTICLE FOUR

                    SATISFACTION AND DISCHARGE

          Section 4.01.  SATISFACTION AND DISCHARGE OF INDENTURE.

          This Indenture, with respect to the Securities of any series (if all series issued under this Indenture are not to be affected), shall upon Company Request, cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of such Securities herein expressly provided for and rights to receive payments of principal (and premium, if any) and interest on such Securities) and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

          (1)  either

          (A) all Securities and the Coupons, if any, of such series theretofore authenticated and delivered (other than (i) Securities and Coupons of such series which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.06, (ii) Coupons appertaining to Bearer Securities surrendered for exchange for Registered Securities and maturing after such exchange, whose surrender is not required or has been waived under Section 3.05, (iii) Coupons appertaining to Bearer Securities called for redemption and maturing after the relevant Redemption Date, whose surrender has been waived as provided in Section 13.06, and (iv) Securities and Coupons of such series for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 12.04) have been delivered to the Trustee for cancellation; or

          (B) all Securities and the Coupons, if any, of such series not theretofore delivered to the Trustee for cancellation,

            (i)     have become due and payable, or

           (ii)     will become due and payable at their Stated
                    Maturity within one year, or

          (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice by the Trustee in the name, and at the expense, of the Company,

     and the Company, in the case of (i), (ii) or (iii) of this subclause (B), has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for such purpose an amount in the Currency in which such Securities are denominated (except as otherwise provided pursuant to Sections 3.01 or 3.10) sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be; provided, however, that in the event that a petition for relief under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or other similar law is filed with respect to the Company within 91 days after such deposit and the Trustee is required to return the deposited money to the Company, the obligations of the Company under this Indenture with respect to such Securities shall not be deemed terminated or discharged;

          (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

          (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture with respect to such series have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 6.07, the obligations of the Trustee to any Authenticating Agent under
Section 6.14, the obligations of the Company under Section 12.01, and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 4.02 and the last paragraph of
Section 12.04, shall survive. If, after the deposit referred to in Section 4.01 has been made, (x) the Holder of a Security is entitled to, and does, elect pursuant to Section 3.10(c), to receive payment in a Currency other than that in which the deposit pursuant to Section 4.01 was made, or (y) if a Conversion Event occurs with respect to the Currency in which the deposit was made or elected to be received by the Holder pursuant to
Section 3.10(c), then the indebtedness represented by such Security shall be fully discharged to the extent that the deposit made with respect to such Security shall be converted into the Currency in which such payment is made.

          Section 4.02.  APPLICATION OF TRUST MONEY.

          Subject to the provisions of the last paragraph of
Section 12.04, all money deposited with the Trustee pursuant to
Section 4.01 shall be held in trust and applied by it, in accordance with the provisions of the Securities and Coupons, if any, and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee.


                           ARTICLE FIVE

                             REMEDIES

          Section 5.01.  EVENTS OF DEFAULT.

          "EVENT OF DEFAULT" wherever used herein with respect to Securities of any series means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (1) default in the payment of any interest upon any Security or any payment with respect to the Coupons, if any, of such series when it becomes due and payable, and continuance of such default for a period of 30 days; or

          (2) default in the payment of the principal of (and premium, if any, on) any Security of such series at its Maturity; or

          (3) default in the making or satisfaction of any sinking fund payment or analogous obligation, when and as due by the terms of any Security of such series; or

          (4) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which expressly has been included in this Indenture solely for the benefit of Securities of a series other than such series), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of such series, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (5) default (i) in the payment of any scheduled principal of or interest on any Indebtedness of the Company or any Subsidiary of the Company (other than Securities of such series), aggregating more than $20 million in principal amount, when due after giving effect to any applicable grace period or (ii) in the performance of any other term or provision of any Indebtedness of the Company or any Subsidiary of the Company (other than Securities of such series) in excess of $20 million principal amount that results in such Indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable, and such acceleration shall not have been rescinded or annulled, or such Indebtedness shall not have been discharged, within a period of 15 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of such series, a written notice specifying such default or defaults and stating that such notice is a "Notice of Default" hereunder; or

          (6) the entry against the Company or any Subsidiary of the Company of one or more judgments, decrees or orders by a court having jurisdiction in the premises from which no appeal may be or is taken for the payment of money, either individually or in the aggregate, in excess of $20 million, and the continuance of such judgment, decree or order unsatisfied and in effect for any period of 45 consecutive days after the amount thereof is due without a stay of execution and there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of such series, a written notice specifying such entry and continuance of such judgment, decree or order and stating that such notice is a "Notice of Default" hereunder; or

          (7)  any case or proceeding shall be commenced against
     the Company seeking to have an order for relief entered
     against it or to adjudicate it as bankrupt or insolvent or
                                                               43

     seeking reorganization, liquidation, dissolution, winding-up, arrangement, composition of its debts or other relief under any applicable bankruptcy, insolvency, reorganization or other similar law of any jurisdiction, domestic or foreign, now or hereafter existing, or a receiver, custodian, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property shall be appointed; and such case or proceeding (A) results in the entry of an order for relief or similar order against the Company, or (B) shall continue unstayed and in effect for a period of 60 consecutive days; or

          (8) the commencement by the Company of a voluntary case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law of any jurisdiction, domestic or foreign, now or hereafter existing, or the consent by the Company to, or the application by the Company for, the entry of an order for relief in respect of the Company in an involuntary case or proceeding under any such law or the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of its creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or

          (9) any other Event of Default provided with respect to Securities of that series pursuant to Section 3.01.

          Section 5.02.  ACCELERATION OF MATURITY; RESCISSION AND
ANNULMENT.

          If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of such series may declare the principal amount (or, if any Securities of such series are Discount Securities, such portion of the principal amount of such Discount Securities as may be specified in the terms of such Discount Securities) of all the Securities of such series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable. Upon payment of such amount in the Currency in which such Securities are denominated (except as otherwise provided pursuant to Sections
3.01 or 3.10), all obligations of the Company in respect of the payment of principal of the Securities of such series shall terminate.

          At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of such series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

          (1) the Company has paid or deposited with the Trustee a sum in the Currency in which such Securities are

                                                              44

     denominated (except as otherwise provided pursuant to Section 3.01 or 3.10) sufficient to pay

          (A) all overdue installments of interest on all Securities or all overdue payments with respect to any Coupons of such series,

          (B) the principal of (and premium, if any, on) any Securities of such series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Securities,

          (C) to the extent that payment of such interest is lawful, interest upon overdue installments of interest on each Security of such series or upon overdue payments on any Coupons of such series at the Overdue Rate, and

          (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; provided, however, that all sums payable under this clause (D) shall be paid in Dollars;

     and

          (2) All Events of Default with respect to Securities of such series, other than the nonpayment of the principal of Securities of such series which has become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

          Section 5.03.  COLLECTION OF INDEBTEDNESS AND SUITS FOR
ENFORCEMENT BY TRUSTEE.

          The Company covenants that if

          (1) default is made in the payment of any installment of interest on any Security or any payment with respect to any Coupons when such interest or payment becomes due and payable and such default continues for a period of 30 days,

          (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof, or

          (3) default is made in the making or satisfaction of any sinking fund payment or analogous obligation when and as due by the terms of the Securities of any series,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities or of such Coupons, the whole amount then due and payable on such Securities or matured Coupons, for principal (and premium, if any) and interest, if any, and, to the extent that payment of such interest shall be legally enforceable, interest upon the overdue principal (and premium, if any) and upon overdue installments of interest, at the Overdue Rate; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of
                                                               45

collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

          If the Company fails to pay such amount forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon such Securities and Coupons, and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities and Coupons wherever situated.

          If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities and Coupons of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

          Section 5.04.  TRUSTEE MAY FILE PROOFS OF CLAIM.

          In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceedings, or any voluntary or involuntary case under the Federal bankruptcy laws, as now or hereafter constituted, relative to the Company or any other obligor upon the Securities and Coupons, if any, of a particular series or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of such Securities shall then be due and payable as therein expressed or by declaration of acceleration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

          (i) to file and prove a claim or claims for the whole amount of principal (or, if the Securities of such series are Discount Securities, such portion of the principal amount as may be due and payable with respect to such series pursuant to a declaration in accordance with Section 5.02) (and premium, if any) and interest owing and unpaid in respect of the Securities and Coupons of such series and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders of such Securities and Coupons allowed in such judicial proceeding, and

          (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any receiver, assignee, trustee, custodian, liquidator, sequestrator (or other similar official) in any such proceeding is hereby authorized by each such Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to
                                                               46

the making of such payments directly to such Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 6.07.

          Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or any Coupons of any series or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

          Section 5.05.  TRUSTEE MAY ENFORCE CLAIMS WITHOUT
POSSESSION OF SECURITIES.

          All rights of action and claims under this Indenture or the Securities and the Coupons, if any, of any series may be prosecuted and enforced by the Trustee without the possession of any of such Securities or Coupons or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name, as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities or Coupons in respect of which such judgment has been recovered.

          Section 5.06.  APPLICATION OF MONEY COLLECTED.

          Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (and premium, if any) or interest, upon presentation of the Securities or Coupons of any series in respect of which money has been collected and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          FIRST: To the payment of all amounts due the Trustee under Section 6.07.

          SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Securities or Coupons of such series, in respect of which or for the benefit of which such money has been collected ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities or Coupons for principal (and premium, if any) and interest, respectively; and

          THIRD: The balance, if any, to the Person or Persons entitled thereto.

          Section 5.07.  LIMITATION ON SUITS.

          No Holder of any Security or Coupon of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

          (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to such series;

          (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of such series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of such series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other such Holders or of the Holders of Outstanding Securities or Coupons of any other series, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders. For the protection and enforcement of the provisions of this Section 5.07, each and every Holder of Securities or Coupons of any series and the Trustee for such series shall be entitled to such relief as can be given at law or in equity.

          Section 5.08.  UNCONDITIONAL RIGHT OF HOLDERS TO
RECEIVE PRINCIPAL, PREMIUM AND INTEREST.

          Notwithstanding any other provision in this Indenture, the Holder of any Security or of any Coupon shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 3.07) interest on such Security or Coupon on the respective Stated Maturity or Maturities expressed in such Security or Coupon (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

          Section 5.09.  RESTORATION OF RIGHTS AND REMEDIES.

          If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

          Section 5.10.  RIGHTS AND REMEDIES CUMULATIVE.

          Except as otherwise expressly provided elsewhere in this Indenture, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

          Section 5.11.  DELAY OR OMISSION NOT WAIVER.

          No delay or omission of the Trustee or of any Holder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or acquiescence therein. Every right and remedy given by this Indenture or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

          Section 5.12.  CONTROL BY HOLDERS.

          The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Securities of such series, provided, that

          (1) such direction shall not be in conflict with any rule of law or with this Indenture or expose the Trustee to personal liability;

          (2) subject to the provisions of Section 6.01, the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall, by a Responsible Officer or Responsible Officers of the Trustee, determine that the proceeding so directed would be unjustly prejudicial to the Holders of Securities of such series not joining in any such direction; and

          (3) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

          Section 5.13.  WAIVER OF PAST DEFAULTS.

          The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of any such series waive any past default hereunder with respect to such series and its consequences, except a default

          (1) in the payment of the principal of (or premium, if any) or interest on any Security of such series, or in the making or satisfaction of any sinking fund payment or analogous obligation with respect to the Securities of such series, or

          (2) in respect of a covenant or provision hereof which pursuant to Article Eleven cannot be modified or amended without the consent of the Holder of each Outstanding
     Security of such series affected.

          Upon any such waiver, such default shall cease to exist with respect to the Securities of such series, and any Event of Default arising therefrom shall be deemed to have been cured with respect to the Securities of such series, for every purpose of this Indenture, but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

          Section 5.14.  UNDERTAKING FOR COSTS.

          In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company.

          Section 5.15.  WAIVER OF STAY OR EXTENSION LAWS.

          The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                                                50
                           ARTICLE SIX

                           THE TRUSTEE

          Section 6.01.  CERTAIN DUTIES AND RESPONSIBILITIES.

          The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

          Section 6.02.  NOTICE OF DEFAULTS.

          If a default occurs hereunder with respect to Securities of any series, and a Responsible officer has actual knowledge of such default, the Trustee shall give the Holders of Securities of such series notice of such default as and to the extent provided by the Trust Indenture Act; provided, however, that in the case of any default of the character specified in
Section 5.01(5) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof and if such default is corrected within such period, the Trustee may conclude, consistent with the Trust Indenture Act, that notice of such a default need not be provided to such Holders of Securities. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

          Section 6.03.  CERTAIN RIGHTS OF TRUSTEE.

          Except as otherwise provided in Section 6.01, and subject to Sections 315(a) through (d) of the Trust Indenture
Act:

          (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

          (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

          (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Securities of any series pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; and

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

          Section 6.04.  NOT RESPONSIBLE FOR RECITALS OR ISSUANCE
OF SECURITIES.

          The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities or Coupons, if any, of any series. The Trustee shall not be accountable for the use or application by the Company of any Securities or the proceeds thereof. The Trustee shall have no responsibility for the acts of omissions of any other Trustee appointed hereunder, including any co-trustee.

          Section 6.05.  MAY HOLD SECURITIES.

          The Trustee, any Authenticating Agent, any Paying Agent, the Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities or Coupons, and, subject to Sections 6.08 and 6.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

                                                               52
          Section 6.06.  MONEY HELD IN TRUST.

          Money in any Currency held by the Trustee or any Paying Agent in trust hereunder need not be segregated from other funds except to the extent required by law. Neither the Trustee nor any Paying Agent shall be under any liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

          Section 6.07.  COMPENSATION AND REIMBURSEMENT.

          The Company agrees:

          (1) to pay to the Trustee from time to time reasonable compensation in Dollars for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (2) except as otherwise expressly provided herein, to reimburse the Trustee in Dollars upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

          (3) to indemnify in Dollars the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust or the performance of its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

          As security for the performance of the obligations of the Company under this Section, the Trustee shall have a claim prior to the Securities and Coupons, if any, upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of amounts due on the Securities and Coupons.

          If the Trustee incurs expenses or renders services after an Event of Default specified in Section 5.01(7) or (8) occurs, the expenses and compensation for the services will be intended to constitute expenses of administration under any applicable bankruptcy or insolvency law.

          Section 6.08.  DISQUALIFICATION; CONFLICTING INTERESTS.

          If the Trustee has or shall acquire any conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall comply with the relevant provisions of the Trust
Indenture Act and this Indenture.

          Section 6.09.  CORPORATE TRUSTEE REQUIRED; ELIGIBILITY

          There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

          Section 6.10.  RESIGNATION AND REMOVAL; APPOINTMENT OF
SUCCESSOR.

          (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 6.11.

          (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

          (c) The Trustee may be removed at any time with respect to the Securities of any series and a successor Trustee appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the retiring Trustee and to the Company.

          (d)  If at any time:

          (1) the Trustee shall fail to comply with Section 6.08 with respect to the Securities of any series after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security of such series for at least six months, or

          (2)  the Trustee shall cease to be eligible under
     Section 6.09 with respect to the Securities of any series and shall fail to resign after written request therefor by the Company or by any such Holder, or

          (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to all Securities, or (ii)
subject to Section 5.14, any Holder who has been a bona fide
Holder of a Security of any series for at least six months may, on behalf of himself and all others similarly situated, petition
                                                               54
any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee for the Securities of such series.

          (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 6.11. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders of such series and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, subject to Section 5.14, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

          (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series in the manner and to the extent provided in Section 1.05 to the Holders of Securities of such series. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

          Section 6.11.  ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

          (a) In the case of an appointment hereunder of a successor Trustee with respect to all Securities, each such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee, but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its claim, if any, provided for in Section 6.07.

          (b)  In case of the appointment hereunder of a
successor Trustee with respect to the Securities of one or more
                                                               55

(but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in any such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any other trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of any such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

          (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or
(b) of this Section, as the case may be.

          (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

          Section 6.12.  MERGER, CONVERSION, CONSOLIDATION OR
SUCCESSION TO BUSINESS.

          Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or
consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and
                                                               56

deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities. In case any Securities shall not have been authenticated by such predecessor Trustee, any such successor Trustee may authenticate and deliver such Securities, in either its own name or that of its predecessor Trustee, with the full force and effect which this Indenture provides for the certificate of authentication of the Trustee.

          Section 6.13.  PREFERENTIAL COLLECTION OF CLAIMS
AGAINST COMPANY.

          If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities or the Coupons, if any), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

          Section 6.14.  APPOINTMENT OF AUTHENTICATING AGENT.

          As long as any Securities of a series remain
Outstanding, upon a Company Request, there shall be an authenticating agent (the "AUTHENTICATING AGENT") appointed, for such period as the Company shall elect, by the Trustee for such series of Securities to act as its agent on its behalf and subject to its direction in connection with the authentication and delivery of each series of Securities for which it is serving as Trustee. Securities of each such series authenticated by such Authenticating Agent shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by such Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities of any series by the Trustee for such series or to the Trustee's Certificate of Authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee for such series by an Authenticating Agent for such series and a Certificate of Authentication executed on behalf of such Trustee by an Authenticating Agent. Such Authenticating Agent shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.
If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

          Any corporation into which any Authenticating Agent may
be merged or converted, or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent with respect to all series of Securities for which it served as Authenticating Agent, provided such corporation shall
                                                               57

otherwise be eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee for such series or such Authenticating Agent. Any Authenticating Agent may at any time, and if it shall cease to be eligible shall, resign by giving written notice of resignation to the applicable Trustee and to the Company.

          Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.14 with respect to one or more or all series of Securities, the Trustee for such series shall upon Company Request appoint a successor Authenticating Agent, and the Company shall provide notice of such appointment to all Holders of Securities of such series in the manner and to the extent provided in Section 1.05. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. The Trustee for the Securities of such series agrees to pay to the Authenticating Agent for such series from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 6.07.

          If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

          This is one of the series of Securities issued under the within mentioned Indenture.


                              THE FIRST NATIONAL BANK OF CHICAGO,
                                As Trustee

                              By:[INSERT NAME OF AUTHENTICATING AGENT],
                                 As Authenticating Agent


                              By:________________________
                                 Authorized Signatory




                          ARTICLE SEVEN

        HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

          Section 7.01.  COMPANY TO FURNISH TRUSTEE NAMES AND
ADDRESSES OF HOLDERS.

     The Company will furnish or cause to be furnished to the Trustee for the Securities of each series:

         (1) semi-annually, not more than 15 days after a Regular Record Date with respect to an Interest Payment Date for the Registered Securities of such series (or on such other semi-annual dates in each year as shall be established as contemplated by Section 3.01 if the Securities of any series do not bear interest payable on semi-annual Interest Payment Dates and as shall comply with the requirements of the Trust Indenture Act) a list, in such form as the Trustee may reasonably require, containing all information in the possession or control of the Company or any Paying Agent as to the names and addresses of the Holders of Registered Securities of such series as of a date not more than 15 days prior to the time such information is furnished or caused to be furnished,

         (2) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished or caused to be furnished, and

         (3) such information concerning the Holders of Bearer Securities which is known to the Company; provided that the Company shall have no obligation to investigate any matter relating to any Holder of a Bearer Security or a Coupon;

provided, however, that if and so long as the Trustee shall be the Security Registrar for the Securities of any series, no such list need be furnished with respect to the Securities of such series.

          Section 7.02.  PRESERVATION OF INFORMATION;
COMMUNICATION TO HOLDERS.

          (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.01 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 7.01 upon receipt of a new list so furnished.

          (b) The rights of the Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.

          (c) Every Holder of Securities or Coupons, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders made pursuant to Section 312 of the Trust Indenture Act, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 312(b) of the Trust Indenture Act.

          Section 7.03.  REPORTS BY TRUSTEE.

          (a) Within 60 days after May 15 of each year (commencing with the first May 15 that occurs after the first issuance of Securities pursuant to this Indenture), the Trustee shall transmit to the Holders of Securities, in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, a brief report if required by Section 313(a) of the Trust
Indenture Act, dated as of such May 15.   The Trustee also shall
comply with Section 313(b) of the Trust Indenture Act and shall transmit to Holders, in the manner and to the extent provided in said Section 313(c), such other reports, if any, as may be required pursuant to the Trust Indenture Act.

          (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when any Securities are listed on any stock exchange.

          Section 7.04.  REPORTS BY COMPANY.

          The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and reports, and such summaries thereof and copies of portions thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 shall be filed with the Trustee within 15 days after the same shall be so required to be filed with the Commission.


                          ARTICLE EIGHT

                      CONCERNING THE HOLDERS

          Section 8.01.  ACTS OF HOLDERS.

          Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent or proxy duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Whenever in this Indenture it is provided that the Holders of a specified percentage in aggregate principal amount of the Outstanding Securities of any series may take any Act, the fact that the Holders of such specified percentage have joined therein may be evidenced (a) by the instrument or instruments executed by Holders in person or by agent or proxy appointed in writing, or (b) by the record of Holders voting in favor thereof at any meeting of such Holders duly called and held in accordance with the provisions of Article Nine, or (c) by a combination of such instrument or instruments and any such record of such a meeting of Holders.

          Section 8.02.  PROOF OF OWNERSHIP; PROOF OF EXECUTION
OF INSTRUMENTS BY HOLDER.

          The ownership of Registered Securities of any series shall be proved by the Security Register for such series or by a certificate of the Security Registrar for such series.

          The ownership of Bearer Securities shall be proved by production of such Bearer Securities or by a certificate executed by any bank or trust company, which certificate shall be dated and shall state that on the date thereof a Bearer Security bearing a specified identifying number or other mark was deposited with or exhibited to the person executing such certificate by the person named in such certificate, or by any other proof of possession reasonably satisfactory to the Trustee. The holding by the person named in any such certificate of any Bearer Security specified therein shall be presumed to continue for a period of one year unless at the time of determination of such holding (1) another certificate bearing a later date issued in respect of the same Bearer Security shall be produced, (2) such Bearer Security shall be produced by some other person, (3) such Bearer Security shall have been registered on the Security Register, if, pursuant to Section 3.01, such Bearer Security can be so registered, or (4) such Bearer Security shall have been cancelled or paid.

          Subject to the provisions of Sections 6.01, 6.03 and 9.05, proof of the execution of a writing appointing an agent or proxy and of the execution of any instrument by a Holder or his agent or proxy shall be sufficient and conclusive in favor of the Trustee and the Company if made in the following manner:

          The fact and date of the execution by any such person of any instrument may be proved by the certificate of any notary public or other officer authorized to take acknowledgements of deeds, that the person executing such instrument acknowledged to him the execution thereof, or by an affidavit of a witness to such execution sworn to before any such notary or other such officer. Where such execution is by an officer of a corporation or association or a member of a partnership on behalf of such corporation, association or partnership, as the case may be, or by any other person acting in a representative capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.

          The record of any Holders' meeting shall be proved in the manner provided in Section 9.06.

          The Trustee may in any instance require further proof with respect to any of the matters referred to in this Section so long as the request is a reasonable one.

          Section 8.03.  PERSONS DEEMED OWNERS.

          The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name any Registered Security is registered as the owner of such Registered Security for the purpose of receiving payment of the principal of (and premium, if any) and (subject to Section 3.07) interest, if any, on such Registered Security and for all other purposes whatsoever, whether or not such Registered Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary. The Company, the Trustee, and any agent of the Company or the Trustee may treat the Holder of any Bearer Security or of any Coupon as the absolute owner of such Bearer Security or Coupon for the purposes of receiving payment thereof or on account thereof and for all other purposes whatsoever, whether or not such Bearer Security or Coupon be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary. All payments made to any Holder, or upon his order, shall be valid, and, to the extent of the sum or sums paid, effectual to satisfy and discharge the liability for moneys payable upon such Security or Coupon.

          Section 8.04.  REVOCATION OF CONSENTS; FUTURE HOLDERS BOUND.

          At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 8.01, of the taking of any Act by the Holders of the percentage in aggregate principal amount of the Outstanding Securities specified in this Indenture in connection with such Act, any Holder of a Security the number, letter or other distinguishing symbol of which is shown by the evidence to be included in the Securities the Holders of which have consented to such Act may, by filing written notice with the Trustee at the Corporate Trust Office and upon proof of ownership as provided in Section 8.02, revoke such Act so far as it concerns such Security. Except as aforesaid, any such Act taken by the Holder of any Security shall be conclusive and binding upon such Holder and, subject to the provisions of Section 5.08, upon all future Holders of such Security and all past, present and future Holders of Coupons, if any, appertaining thereto and of any Securities and Coupons issued on transfer or in lieu thereof or in exchange or substitution therefor, irrespective of whether or not any notation in regard thereto is made upon such Security or Coupons or such other Securities or Coupons.


                           ARTICLE NINE

                        HOLDERS' MEETINGS

          Section 9.01.  PURPOSES OF MEETINGS.

          A meeting of Holders of any or all series may be called at any time and from time to time pursuant to the provisions of this Article Nine for any of the following purposes:

          (1) to give any notice to the Company or to the Trustee for such series, or to give any directions to the Trustee for such series, or to consent to the waiving of any default hereunder and its consequences, or to take any other action authorized to be taken by Holders pursuant to any of the provisions of Article Five;

          (2) to remove the Trustee for such series and appoint a successor Trustee pursuant to the provisions of Article
     Six;

          (3) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of
     Section 11.02; or

          (4) to take any other action authorized to be taken by or on behalf of the Holders of any specified aggregate principal amount of the Outstanding Securities of any one or more or all series, as the case may be, under any other provision of this Indenture or under applicable law.

          Section 9.02.  CALL OF MEETINGS BY TRUSTEE.

          The Trustee for any series may at any time call a meeting of Holders of such series to take any action specified in
Section 9.01, to be held at such time or times and at such place or places as the Trustee for such series shall determine. Notice of every meeting of the Holders of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given to Holders of such series in the manner and to the extent provided in Section 1.05. Such notice shall be given not less than 20 days nor more than 90 days prior to the date fixed for the meeting.

          Section 9.03.  CALL OF MEETINGS BY COMPANY OR HOLDERS.

          In case at any time the Company, pursuant to a Board Resolution, or the Holders of at least 10% in aggregate principal amount of the Outstanding Securities of a series or of all series, as the case may be, shall have requested the Trustee for such series to call a meeting of Holders of any or all such series by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have given the notice of such meeting within 20 days after the receipt of such request, then the Company or such Holders may determine the time or times and the place or places for such meetings and may call such meetings to take any action authorized in Section 9.01, by giving notice thereof as provided in Section 9.02.

          Section 9.04.  QUALIFICATIONS FOR VOTING.

          To be entitled to vote at any meeting of Holders a Person shall be (a) a Holder of a Security of the series with respect to which such meeting is being held or (b) a Person appointed by an instrument in writing as agent or proxy by such Holder. The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons entitled to vote at such meeting and their counsel and any representatives of the Trustee for the series with respect to which such meeting is being held and its counsel and any representatives of the Company and its counsel.

          Section 9.05.  REGULATIONS.

          Notwithstanding any other provisions of this Indenture, the Trustee for any series may make such reasonable regulations as it may deem advisable for any meeting of Holders of such
series, in regard to proof of the holding of Securities of such series and of the appointment of proxies, and in regard to the
                                                               63

appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate.

          The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders of such series as provided in Section 9.03, in which case the Company or the Holders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by a majority vote of the meeting.

          Subject to the provisos in the definition of "Outstanding," at any meeting each Holder of a Security of the series with respect to which such meeting is being held or proxy therefor shall be entitled to one vote for each $1,000 principal amount (or such other amount as shall be specified as contemplated by Section 3.01) of Securities of such series held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Outstanding Securities of such series held by him or instruments in writing duly designating him as the person to vote on behalf of Holders of Securities of such series. Any meeting of Holders with respect to which a meeting was duly called pursuant to the provisions of Section 9.02 or 9.03 may be adjourned from time to time by a majority of such Holders present and the meeting may be held as so adjourned without further notice.

          Section 9.06.  VOTING.

          The vote upon any resolution submitted to any meeting of Holders with respect to which such meeting is being held shall be by written ballots on which shall be subscribed the signatures of such Holders or of their representatives by proxy and the serial number or numbers of the Securities held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Holders shall be taken and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was transmitted as provided in Section
9.02. The record shall show the serial numbers of the Securities voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee.

          Any record so signed and verified shall be conclusive evidence of the matters therein stated.

          Section 9.07.  NO DELAY OF RIGHTS BY MEETING.

     Nothing contained in this Article Nine shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Holders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to any Holder under any of the provisions of this Indenture or of the Securities of any series.


                           ARTICLE TEN

       CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

          Section 10.01.  COMPANY MAY CONSOLIDATE, ETC., ONLY ON
CERTAIN TERMS.

          The Company shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, unless:

          (1) the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety (the "successor Person") shall be a corporation organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Securities and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed;

          (2)  immediately after giving effect to such
     transaction, no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default, shall have happened and be continuing;

          (3) if, as a result of any such consolidation or merger or such conveyance, transfer or lease, properties or assets of the Company would become subject to a mortgage, pledge, lien, security interest or other encumbrance which would not otherwise be permitted by this Indenture without making effective provision whereby the Outstanding Securities and any other indebtedness of the Company then entitled thereto shall be equally and ratably secured with any and all indebtedness and obligations secured thereby, the Company or such successor Person, as the case may be, shall take such steps as shall be necessary effectively to secure all Securities equally and ratably with (or prior to) all indebtedness secured thereby; and

          (4) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental inden-ture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.
                                                               65

          Section 10.02.  SUCCESSOR CORPORATION SUBSTITUTED.

          Upon any consolidation of the Company with or merger of the Company into any other Person, or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 10.01, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.


                          ARTICLE ELEVEN

                     SUPPLEMENTAL INDENTURES

          Section 11.01.  SUPPLEMENTAL INDENTURES WITHOUT CONSENT
OF HOLDERS.

          Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

          (2) to add to the covenants of the Company, for the benefit of the Holders of all or any series of Securities and the Coupons, if any, appertaining thereto (and if such covenants are to be for the benefit of less than all series, stating that such covenants are expressly being included solely for the benefit of such series), or to surrender any right or power herein conferred upon the Company; or

          (3) to add any additional Events of Default (and if such Events of Default are to be applicable to less than all series, stating that such Events of Default are expressly being included solely to be applicable to such series); or

          (4) to add or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities of any series in bearer form, registrable or not registrable, and with or without Coupons, to permit Bearer Securities to be issued in exchange for Registered Securities, to permit Bearer Securities to be issued in exchange for Bearer Securities of other authorized denominations or to permit the issuance of Securities of any series in uncertificated form, provided that any such action shall not adversely affect the interests of the Holders of Securities of any series or any related Coupons in any material respect; or

          (5) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination
     (i) shall become effective only when there is no Outstanding Security or Coupon of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision and as to which such supplemental indenture would apply, or (ii) shall not apply to any Security which is outstanding prior to the effectiveness of such change or elimination; or

          (6)  to secure the Securities; or

          (7) to supplement any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of any series of Securities pursuant to Article Four or Fifteen, provided that any such action pursuant to this clause (7) shall not adversely affect the interests of the Holders of Securities of such series or any other series of Securities or any related Coupons in any material respect; or

          (8) to establish the form or terms of Securities and Coupons, if any, of any series as permitted by Sections 2.01 and 3.01; or

          (9) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to one or more series of Securities and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.11; or

          (10) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture; provided that any such action pursuant to this clause (10) shall not adversely affect in any material respect the interests of the Holders of Outstanding Securities or Coupons, if any, of any series created prior to the execution of such supplemental indenture and as to which such supplemental indenture would apply.

          Section 11.02.  SUPPLEMENTAL INDENTURES WITH CONSENT OF
HOLDERS.

          With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture voting separately, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture of Securities of each such series; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security of each such series affected thereby,

          (1) change the Stated Maturity of the principal of, or installment of interest, if any, on, any Security, or reduce the principal amount thereof or the interest thereon or any premium payable upon redemption thereof, or change the Stated Maturity of or reduce the amount of any payment to be made with respect to any Coupon, or change the Currency or Currencies in which the principal of (and premium, if any) or interest on such Security is denominated or payable, or change the place where any such amount is payable, or reduce the amount of the principal of a Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.02, or adversely affect the right of repayment or repurchase, if any, at the option of the Holder, or reduce the amount of, or postpone the date fixed for, any payment under any sinking fund or analogous provisions for any Security, or impair the right to institute suit for the enforcement of any payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or limit the obligation of the Company to maintain a paying agency outside the United States for payment on Bearer Securities as provided in Section 12.03; or

          (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture; or

          (3)  modify any of the provisions of this Section,
     Section 5.13 or Section 12.09, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security of each series affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section and Section 12.09, or the deletion of this proviso, in accordance with the requirements of Sections 6.11 and 11.01(7).

          It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

          A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture with respect to one or more particular series of Securities and Coupons, if any, or which modifies the rights of the Holders of Securities and Coupons of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Debt securities and Coupons, if any, of any other series.

          Section 11.03.  EXECUTION OF SUPPLEMENTAL INDENTURES.

          In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which adversely affects the Trustee's own rights, duties or immunities under this Indenture or otherwise in any material respect.

          Section 11.04.  EFFECT OF SUPPLEMENTAL INDENTURES.

          Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities and Coupons theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

          Section 11.05.  CONFORMITY WITH TRUST INDENTURE ACT.

          Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture
Act as then in effect.

          Section 11.06.  REFERENCE IN SECURITIES TO SUPPLEMENTAL
INDENTURES.

          Securities and Coupons, if any, of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities and Coupons of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities and Coupons of such series.

          Section 11.07.  NOTICE OF SUPPLEMENTAL INDENTURE.

          Promptly after the execution by the Company and the appropriate Trustee of any supplemental indenture pursuant to
Section 11.02, the Company shall transmit, in the manner and to the extent provided in Section 1.05, to all Holders of any series of the Securities affected thereby, a notice setting forth in general terms the substance of such supplemental indenture.

                          ARTICLE TWELVE

                            COVENANTS

          Section 12.01.  PAYMENT OF PRINCIPAL, PREMIUM AND
INTEREST.

          The Company will duly and punctually pay the principal of (and premium, if any) and interest on the Securities in accordance with the terms of the Securities, the Coupons and this Indenture. Unless otherwise specified as contemplated by Section
3.01 with respect to any series of Securities or except as otherwise provided in Section 3.06, any interest due on Bearer Securities on or before Maturity shall be payable only upon presentation and surrender of the several Coupons for such interest installments as are evidenced thereby as they severally mature. If so provided in the terms of any series of Securities established as provided in Section 3.01, the interest, if any, due in respect of any temporary Global Note or permanent Global Note, together with any additional amounts payable in respect thereof, as provided in the terms and conditions of such Security, shall be payable only upon presentation of such Security to the Trustee for notation thereon of the payment of such interest.

          Section 12.02.  OFFICER'S CERTIFICATE AS TO DEFAULT.

          The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company (which on the date hereof is the calendar year) ending after the date hereof, an Officers' Certificate stating whether or not to the best knowledge of the Company, the Company is in default in the performance and observance of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder), and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which the signers may have knowledge.

          Section 12.03.  MAINTENANCE OF OFFICE OR AGENCY.

          If Securities of a series are issuable only as Registered Securities, the Company will maintain in each Place of Payment for such series an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. If Securities of a series are issuable as Bearer Securities, the Company will maintain (A) in the Borough of Manhattan, The City and State of New York, an office or agency where any Registered Securities of that series may be presented or surrendered for payment, where any Registered Securities of that series may be surrendered for registration of transfer, where Securities of that series may be surrendered for exchange, where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served and where Bearer Securities of that series and related Coupons may be presented or surrendered for payment in the circumstances described in the following paragraph (and not otherwise), (B) subject to any laws or regulations applicable thereto, in a Place of Payment for that series which is located outside the United States, an office or agency where Securities of that series and related Coupons may be presented and surrendered for payment (including payment of any additional amounts payable on Securities of that series, if so provided pursuant to Section 3.01); provided, however, that if the Securities of that series are listed on The Stock Exchange of the United Kingdom and the Republic of Ireland, the Luxembourg Stock Exchange or any other stock exchange located outside the United States and such stock exchange shall so require, the Company will maintain a Paying Agent for the Securities of that series in London, Luxembourg or any other required city located outside the United States, as the case may be, so long as the Securities of that series are listed on such exchange, and (C) subject to any laws or regulations applicable thereto, in a Place of Payment for that series located outside the United States an office or agency where any Registered Securities of that series may be surrendered for registration of transfer, where Securities of that series may be surrendered for exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee (in the case of Registered Securities) and at the principal London office of the Trustee (in the case of Bearer Securities), and the Company hereby appoints the Trustee as its agent to receive all presentations, surrenders, notices and demands.

          No payment of principal, premium or interest on Bearer Securities shall be made at any office or agency of the Company in the United States or by check mailed to any address in the United States or by transfer to an account maintained with a bank located in the United States; provided, however, that, if the Securities of a series are denominated and payable in Dollars, payment of principal of and any premium and interest on any Bearer Security (including any additional amounts payable on Securities of such series, if so provided pursuant to Section 3.01) shall be made at the office of the Company's Paying Agent in the Borough of Manhattan, The City and State of New York, if (but only if) payment in Dollars of the full amount of such principal, premium, interest or additional amounts, as the case may be, at all offices or agencies outside the United States maintained for the purpose by the Company in accordance with this Indenture is illegal or effectively precluded by exchange controls or other similar restrictions.

          The Company may also from time to time designate different or additional offices or agencies to be maintained for such purposes (in or outside of such Place of Payment), and may from time to time rescind any such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligations described in the preceding paragraph. The Company will give prompt written notice to the Trustee of any such additional designation or rescission of designation and any change in the location of any such different or additional office or agency.

          Section 12.04.  MONEY FOR SECURITIES; PAYMENTS TO BE
HELD IN TRUST.

          If the Company shall at any time act as its own Paying Agent with respect to any series of Securities and Coupons, if any, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities of such series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

          Whenever the Company shall have one or more Paying Agents with respect to any series of Securities and Coupons, it will, on or prior to each due date of the principal (and premium, if any) or interest on any Securities of such series, deposit with any such Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held as provided by the Trust Indenture Act, and (unless any such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

          The Company will cause each Paying Agent with respect to any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

          (1)  comply with all provisions of the Trust Indenture
     Act applicable to it as Paying Agent and

          (2) during the continuance of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment in respect of the Securities of that series, and upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of the Securities of that series.

          The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

          Any money deposited with the Trustee or any Paying
Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any
Security of any series and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company upon Company
Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security or Coupon shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be transmitted in the manner and to the extent provided by Section 1.05, notice that such money
                                                               72

remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification, any unclaimed balance of such money then remaining will be repaid to the Company.

          Section 12.05.  CORPORATE EXISTENCE.

          Subject to Article Ten, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company.

          Section 12.06.  PURCHASE OF SECURITIES BY COMPANY.

          If the Securities of a series are listed on The Stock Exchange of the United Kingdom and the Republic of Ireland and such stock exchange shall so require, the Company will not purchase any Securities of that series by private treaty at a price (exclusive of expenses and accrued interest) which exceeds 120% of the mean of the nominal quotations of the Securities of that series as shown in The Stock Exchange Daily Official List for the last trading day preceding the date of purchase.

          Section 12.07.  LIMITATION UPON MORTGAGES AND LIENS. .

          The Company will not at any time directly or indirectly create or assume and will not cause or permit a Subsidiary directly or indirectly to create or assume, otherwise than in favor of the Company or a Wholly-Owned Subsidiary, any mortgage, pledge or other lien or encumbrance upon any Principal Facility or any interest it may have therein or upon any stock of any Subsidiary or any indebtedness of any Subsidiary to the Company or any other Subsidiary, whether now owned or hereafter acquired, without making effective provision (and the Company covenants that in such case it will make or cause to be made, effective provision) whereby the Outstanding Debt Securities and any other indebtedness of the Company then entitled thereto shall be secured by such mortgage, pledge, lien or encumbrance equally and ratably with any and all other obligations and indebtedness thereby secured, so long as any such other obligations and indebtedness shall be so secured (provided, that for the purpose of providing such equal and ratable security, the principal amount of Outstanding Debt Securities of any series of Discount Securities shall be such portion of the principal amount as may be specified in the terms of that series); provided, however, that the foregoing covenant shall not be applicable to the following:

          (a) (i) any mortgage, pledge or other lien or encumbrance on any such property hereafter acquired or constructed by the Company or a Subsidiary, or on which property so constructed is located, and created prior to, contemporaneously with or within 360 days after, such acquisition or construction or the commencement of commercial operation of such property to secure or provide for the payment of any part of the purchase or construction price of such property, or (ii) the acquisition by the Company or a Subsidiary of such property subject to any mortgage, pledge, or other lien or encumbrance upon such property existing at the time of acquisition thereof,
                                                               73

     whether or not assumed by the Company or such Subsidiary, or
     (iii) any mortgage, pledge, or other lien or encumbrance existing on the property, shares of stock or indebtedness of a corporation at the time such corporation shall become a Subsidiary, or (iv) any conditional sales agreement or other title retention agreement with respect to any property hereafter acquired or constructed; provided that, in the case of clauses (i) through (iv) of this Section 12.07(a), the lien of any such mortgage, pledge or other lien does not spread to property owned prior to such acquisition or construction or to other property thereafter acquired or constructed other than additions to such acquired or constructed property and other than property on which property so constructed is located; and provided, further, that if a firm commitment from a bank, insurance company or other lender or investor (not including the Company, a Subsidiary or an Affiliate of the Company) for the financing of the acquisition or construction of property is made prior to, contemporaneously with or within the 360-day period hereinabove referred to, the applicable mortgage, pledge, lien or encumbrance shall be deemed to be permitted by this subsection (a) whether or not created or assumed within such period;

          (b) any mortgage, pledge or other lien or encumbrance created for the sole purpose of extending, renewing or refunding any mortgage, pledge, lien or encumbrance permitted by subsection (a) of this Section; provided, however, that the principal amount of indebtedness secured thereby shall not exceed the principal amount of indebtedness so secured at the time of such extension, renewal or refunding and that such extension, renewal or refunding mortgage, pledge, lien or encumbrance shall be limited to all or any part of the same property that secured the mortgage, pledge or other lien or encumbrance extended, renewed or refunded;

          (c) liens for taxes or assessments or governmental charges or levies not then due and delinquent or the validity of which is being contested in good faith, and against which an adequate reserve has been established; liens on any such property created in connection with pledges or deposits to secure public or statutory obligations or to secure performance in connection with bids or contracts; materialmen's, mechanics', carrier's, workmen's, repairmen's or other like liens; or liens on any such property created in connection with deposits to obtain the release of such liens; liens on any such property created in connection with deposits to secure surety, stay, appeal or customs bonds; liens created by or resulting from any litigation or legal proceeding which is currently being contested in good faith by appropriate proceedings; leases and liens, rights of reverter and other possessory rights of the lessor thereunder; zoning restrictions, easements, rights-of-way or other restrictions on the use of real property or minor irregularities in the title thereto; and any other liens and encumbrances similar to those described in this subsection, the existence of which does not, in the opinion of the Company, materially impair the use by the Company or a Subsidiary of the affected property in the operation of the business of the Company or a Subsidiary, or the value of such property for the purposes of such business;
                                                               74
          (d) any contracts for production, research or development with or for the Government, directly or indirectly, providing for advance, partial or progress payments on such contracts and for a lien, paramount to all other liens, upon money advanced or paid pursuant to such contracts, or upon any material or supplies in connection with the performance of such contracts to secure such payments to the Government; and liens or other evidences of interest in favor of the Government, paramount to all other liens, on any equipment, tools, machinery, land or buildings hereafter constructed, installed or purchased by the Company or a Subsidiary primarily for the purpose of manufacturing or producing any product or performing any development work, directly or indirectly, for the Government to secure indebtedness incurred and owing to the Government for the construction, installation or purchase of such equipment, tools, machinery, land or buildings. For the purpose of this subsection (d), "Government" shall mean the Government of the United States of America and any department, agency or political subdivision thereof and the government of any foreign country with which the Company or its Subsidiaries is permitted to do business under applicable law and any department, agency or political subdivision thereof;

          (e) any mortgage, pledge or other lien or encumbrance created after the date of this Indenture on any property leased to or purchased by the Company or a Subsidiary after that date and securing, directly or indirectly, obligations issued by a State, a territory or a possession of the United States, or any political subdivision of any of the foregoing, or the District of Columbia, to finance the cost of acquisition or cost of construction of such property, provided that the interest paid on such obligations is entitled to be excluded from gross income of the recipient pursuant to Section 103(a)(1) of the Code (or any successor to such provision) as in effect at the time of the issuance of such obligations;

          (f) any mortgage, pledge or other lien or encumbrance on any property now owned or hereafter acquired or constructed by the Company or a Subsidiary, or on which property so owned, acquired or constructed is located, to secure or provide for the payment of any part of the construction price or cost of improvements of such property, and created prior to, contemporaneously with or within 360 days after, such construction or improvement; provided, that if a firm commitment from a bank, insurance company or other lender or investor (not including the Company, a Subsidiary or an Affiliate of the Company) for the financing of the acquisition or construction of property is made prior to, contemporaneously with or within the 360-day period hereinabove referred to, the applicable mortgage, pledge, lien or encumbrance shall be deemed to be permitted by this subsection (f) whether or not created or assumed within such period; and

          (g) any mortgage, pledge or other lien or encumbrance not otherwise permitted under this Section; provided, the aggregate amount of indebtedness secured by all such mortgages, pledges, liens or encumbrances, together with the aggregate sale price of property involved in sale and leaseback transactions not otherwise permitted except under
     Section 12.08(a) does not exceed 15% of Consolidated
     Stockholders' Equity.


          Section 12.08.  LIMITATION UPON SALE AND LEASEBACK
TRANSACTIONS.

          The Company will not, and will not permit any Subsidiary to, sell or transfer (except to the Company or one or more Wholly-Owned Subsidiaries, or both) any Principal Facility owned by it on the date of this Indenture with the intention of taking back a lease of such property, other than a lease for a temporary period (not exceeding 36 months) with the intent that the use by the Company or such Subsidiary of such property will be discontinued at or before the expiration of such period, unless either:

          (a) the sum of the aggregate sale price of property involved in sale and leaseback transactions not otherwise permitted under this Section plus the aggregate amount of indebtedness secured by all mortgages, pledges, liens and encumbrances not otherwise permitted except under
     Section 12.07(g) does not exceed 15% of Consolidated
     Stockholders' Equity; or

          (b) the Company within 120 days after the sale or transfer shall have been made by the Company or by any such Subsidiary applies an amount equal to the greater of (i) the net proceeds of the sale of the Principal Facility sold and leased back pursuant to such arrangement or (ii) the fair market value of the Principal Facility sold and leased back at the time of entering into such arrangement (which may be conclusively determined by the Board of Directors of the Company) to the retirement of Debt Securities or other Funded Debt of the Company ranking on a parity with the Debt Securities; provided, that the amount required to be applied to the retirement of Outstanding Debt Securities or other Funded Debt of the Company pursuant to this clause (b) shall be reduced by (1) the principal amount (or, if the Debt Securities of that series are Discount Securities, such portion of the principal amount as may be specified in the terms of that series) of any Debt Securities delivered within 120 days after such sale to the Trustee for retirement and cancellation, and (2) the principal amount of any other Funded Debt of the Company ranking on a parity with the Debt Securities voluntarily retired by the Company within 120 days after such sale, whether or not any such retirement of Funded Debt shall be specified as being made pursuant to this clause (b). Notwithstanding the foregoing, no retirement referred to in this clause (b) may be effected by payment at maturity or pursuant to any mandatory sinking fund payment or any mandatory prepayment provision.

          Section 12.09.  WAIVER OF CERTAIN COVENANTS.

          The Company may omit in any particular instance to comply with any term, provision or condition set forth in Sections 12.05, 12.07 and 12.08 (and, if so specified pursuant to Section 3.01, any other covenant not set forth herein and specified pursuant to Section 3.01 to be applicable to the Securities of any series, except as otherwise provided pursuant to Section 3.01) with respect to the Securities of any series if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent expressly so waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

                         ARTICLE THIRTEEN

                     REDEMPTION OF SECURITIES

          Section 13.01. APPLICABILITY OF ARTICLE.

     Securities of any series which are redeemable before their Maturity shall be redeemable in accordance with their terms and (except as otherwise specified pursuant to Section 3.01 for Securities of any series) in accordance with this Article.

          Section 13.02.  ELECTION TO REDEEM; NOTICE TO TRUSTEE.

          The election of the Company to redeem (or, in the case of Discount Securities, to permit the Holders to elect to surrender for redemption) any Securities shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of less than all of the Securities of any series pursuant to Section 13.03, the Company shall, at least 60 days before the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restrictions.

          Section 13.03.  SELECTION BY TRUSTEE OF SECURITIES TO
BE REDEEMED.

          Except in the case of a redemption in whole of the Bearer Securities or the Registered Securities of such series, if less than all the Securities of any series are to be redeemed at the election of the Company, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of such series or any integral multiple thereof) of the principal amount of Securities of such series in a denomination larger than the minimum authorized denomination for Securities of such series pursuant to Section 3.02 in the Currency in which the Securities of such series are denominated. The portions of the principal amount of Securities so selected for partial redemption shall be equal to the minimum authorized denominations for Securities of such series pursuant to Section 3.02 in the Currency in which the Securities of such series are denominated or any integral multiple thereof, except as otherwise set forth in the applicable form of Securities. In any case when more than one Registered Security of such series is registered in the same name, the Trustee in its discretion may treat the aggregate principal amount so registered as if it were represented by one Registered Security of such series.

          The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

          For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

          Section 13.04.  NOTICE OF REDEMPTION.

          Notice of redemption shall be given by the Company, or at the Company's request, by the Trustee in the name and at the expense of the Company, not less than 30 days and not more than 60 days prior to the Redemption Date to the Holders of Securities of any series to be redeemed in whole or in part pursuant to this Article Thirteen, in the manner provided in Section 1.05. Any notice so given shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice. Failure to give such notice, or any defect in such notice to the Holder of any Security of a series designated for redemption, in whole or in part, shall not affect the sufficiency of any notice of redemption with respect to the Holder of any other Security of such series.

          All notices of redemption shall state:

          (1)  the Redemption Date,

          (2)  the Redemption Price,

          (3) that Securities of such series are being redeemed by the Company pursuant to provisions contained in this Indenture or the terms of the Securities of such series or a supplemental indenture establishing such series, if such be the case, together with a brief statement of the facts permitting such redemption,

          (4) if less than all Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed,

          (5) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed, and that interest thereon, if any, shall cease to accrue on and after said date,

          (6) that, unless otherwise specified in such notice, Coupon Securities of any series, if any, surrendered for redemption must be accompanied by all Coupons maturing subsequent to the date fixed for redemption, failing which the amount of any such missing Coupon or Coupons will be deducted from the Redemption Price,

                                                               78
          (7) the Place or Places of Payment where such Securities are to be surrendered for payment of the Redemption Price,

          (8) if Bearer Securities of any series are to be redeemed and any Registered Securities of such series are not to be redeemed, and if such Bearer Securities may be exchanged for Registered Securities not subject to redemption on this Redemption Date pursuant to
     Section 3.05(b) or otherwise, the last date on which such exchanges may be made, and

          (9) that the redemption is for a sinking fund, if such is the case.

          Section 13.05.  DEPOSIT OF REDEMPTION PRICE.

          On or prior to the Redemption Date for any Securities, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 12.04) an amount of money in the Currency or Currencies in which such Securities are denominated (except as provided pursuant to Section 3.01) sufficient to pay the Redemption Price of such Securities or any portions thereof which are to be redeemed on that date.

          Section 13.06.  SECURITIES PAYABLE ON REDEMPTION DATE.

          Notice of redemption having been given as aforesaid, any Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price in the Currency in which the Securities of such series are payable (except as otherwise specified pursuant to Section 3.01 or 3.10), and from and after such date (unless the Company shall default in the payment of the Redemption Price) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price; provided, however, that installments of interest on Bearer Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable only at an office or agency located outside the United States (except as otherwise provided in Section 12.03) and, unless otherwise specified as contemplated by Section 3.01, only upon presentation and surrender of Coupons for such interest; and provided, further, that, unless otherwise specified as contemplated by Section 3.01, installments of interest on Registered Securities which have a Stated Maturity on or prior to the Redemption Date for such Securities shall be payable according to the terms of such Securities and the provisions of
Section 3.07.

          If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

          If any Coupon Security surrendered for redemption shall not be accompanied by all Coupons appertaining thereto maturing on or after the Redemption Date, the Redemption Price for such Coupon Security may be reduced by an amount equal to the face amount of all such missing Coupons. If thereafter the Holder of such Coupon shall surrender to any Paying Agent outside the United States any such missing Coupon in respect of which a deduction shall have been made from the Redemption Price, such Holder shall be entitled to receive the amount so deducted. The surrender of such missing Coupon or Coupons may be waived by the Company and the Trustee, if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless.

          Section 13.07.  SECURITIES REDEEMED IN PART.

          Any Security which is to be redeemed only in part shall be surrendered at the Corporate Trust Office or such other office or agency of the Company as is specified pursuant to Section 3.01 (in the case of Registered Securities) and at an office of the Trustee or such other office or agency of the Company outside the United States as is specified pursuant to Section 3.01 (in the case of Bearer Securities) with, if the Company, the Security Registrar or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company, the Security Registrar and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing, and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series, of like tenor and form, of any authorized denomination as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered, and, in the case of a Coupon Security, with appropriate Coupons attached. In the case of a Security providing appropriate space for such notation, at the option of the Holder thereof, the Trustee, in lieu of delivering a new Security or Securities as aforesaid, may make a notation on such Security of the payment of the redeemed portion thereof.


                         ARTICLE FOURTEEN

                          SINKING FUNDS

          Section 14.01.  APPLICABILITY OF ARTICLE.

          The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified pursuant to Section 3.01 for Securities of such series.

          The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "MANDATORY SINKING FUND PAYMENT", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "OPTIONAL SINKING FUND PAYMENT". If provided for by the terms of Securities of any series, the amount of any cash sinking fund payment may be subject to reduction as provided in Section 14.02. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

          Section 14.02.  SATISFACTION OF MANDATORY SINKING FUND
PAYMENTS WITH SECURITIES.

          In lieu of making all or any part of a mandatory sinking fund payment with respect to any Securities of a series in cash, the Company may at its option, at any time no more than sixteen months and no less than 45 days prior to the date on which such sinking fund payment is due, deliver to the Trustee Securities of such series (together with the unmatured Coupons, if any, appertaining thereto) theretofore purchased or otherwise acquired by the Company, except Securities of such series which have been redeemed through the application of mandatory sinking fund payments pursuant to the terms of the Securities of such series, accompanied by a Company Order instructing the Trustee to credit such obligations and stating that the Securities of such series were originally issued by the Company by way of bona fide sale or other negotiation for value, provided that such Securities shall not have been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such mandatory sinking fund payment shall be reduced accordingly.

          Section 14.03.  REDEMPTION OF SECURITIES FOR SINKING FUND.

          Not less than 60 days prior to each sinking fund payment date for any series of Securities (unless a shorter period shall be satisfactory to the Trustee), the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash in the Currency or Currencies in which the Securities of such series are denominated (except as provided pursuant to Section 3.01) and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of such series pursuant to Section 14.02 and whether the Company intends to exercise its rights to make a permitted optional sinking fund payment with respect to such series. Such certificate shall be irrevocable and upon its delivery the Company shall be obligated to make the cash payment or payments therein referred to, if any, on or before the next succeeding sinking fund payment date. In the case of the failure of the Company to deliver such certificate, the sinking fund payment due on the next succeeding sinking fund payment date for such series shall be paid entirely in cash and shall be sufficient to redeem the principal amount of the Securities of such series subject to a mandatory sinking fund payment without the right to deliver or credit Securities as provided in Section
14.02 and without the right to make any optional sinking fund payment with respect to such series at such time.

          Any sinking fund payment or payments (mandatory or optional) made in cash plus any unused balance of any preceding sinking fund payments made with respect to the Securities of any particular series shall be applied by the Trustee (or by the Company if the Company is acting as its own Paying Agent) on the sinking fund payment date on which such payment is made (or, if such payment is made before a sinking fund payment date, on the sinking fund payment date immediately following the date of such payment) to the redemption of Securities of such series at the Redemption Price specified in such Securities with respect to the sinking fund. Any sinking fund moneys not so applied or allocated by the Trustee (or by the Company if the Company is acting as its own Paying Agent) to the redemption of Securities shall be added to the next sinking fund payment received by the Trustee (or if the Company is acting as its own Paying Agent, segregated and held in trust as provided in Section 12.04) for such series and, together with such payment (or such amount so segregated) shall be applied in accordance with the provisions of this Section. Any and all sinking fund moneys with respect to the Securities of any particular series held by the Trustee (or if the Company is acting as its own Paying Agent, segregated and held in trust as provided in Section 12.04) on the last sinking fund payment date with respect to Securities of such series and not held for the payment or redemption of particular Securities of such series shall be applied by the Trustee (or by the Company if the Company is acting as its own Paying Agent), together with other moneys, if necessary, to be deposited (or segregated) sufficient for the purpose, to the payment of the principal of the Securities of such series at Maturity.

          The Trustee shall select or cause to be selected the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 13.03 and the Company shall cause notice of the redemption thereof to be given in the manner provided in Section 13.04. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Section 13.06.

          On or before each sinking fund payment date, the Company shall pay to the Trustee (or, if the Company is acting as its own Paying Agent, the Company shall segregate and hold in trust as provided in Section 12.04) in cash a sum, in the Currency or Currencies in which Securities of such series are denominated (except as provided pursuant to Sections 3.01 or 3.10), equal to the principal and any interest accrued to the Redemption Date for Securities or portions thereof to be redeemed on such sinking fund payment date pursuant to this Section.

          Neither the Trustee nor the Company shall redeem any Securities of a series with sinking fund moneys or mail any notice of redemption of Securities of such series by operation of the sinking fund for such series during the continuance of a default in payment of interest, if any, on any Securities of such series or of any Event of Default (other than an Event of Default occurring as a consequence of this paragraph) with respect to the Securities of such series, except that if the notice of redemption shall have been provided in accordance with the provisions hereof, the Trustee (or the Company, if the Company is then acting as its own Paying Agent) shall redeem such Securities if cash sufficient for that purpose shall be deposited with the Trustee (or segregated by the Company) for that purpose in accordance with the terms of this Article. Except as aforesaid, any moneys in the sinking fund for such series at the time when any such default or Event of Default shall occur and any moneys thereafter paid into such sinking fund shall, during the continuance of such default or Event of Default, be held as security for the payment of the Securities and Coupons, if any, of such series; provided, however, that in case such default or Event of Default shall have been cured or waived as provided herein, such moneys shall thereafter be applied on or prior to the next sinking fund payment date for the Securities of such series on which such moneys may be applied pursuant to the provisions of this Section.

                         ARTICLE FIFTEEN

                            DEFEASANCE

          Section 15.01.  APPLICABILITY OF ARTICLE.

          If, pursuant to Section 3.01, provision is made for the defeasance of Securities of a series, and if the Securities of such series are Registered Securities and denominated and payable only in Dollars (except as provided pursuant to Section 3.01) then the provisions of this Article shall be applicable except as otherwise specified pursuant to Section 3.01 for Securities of such series. Defeasance provisions, if any, for Securities denominated in a Foreign Currency or Currencies or for Bearer Securities may be specified pursuant to Section 3.01.

          Section 15.02.  COMPANY'S OPTION TO EFFECT DEFEASANCE
OR COVENANT DEFEASANCE.

          The Company may at its option by Board Resolution, at any time, elect to have either Section 15.03 or Section 15.04 applied to the Outstanding Securities upon compliance with the applicable conditions set forth below in this Article Fifteen.


          Section 15.03.  DEFEASANCE AND DISCHARGE.

          Upon the Company's exercise of the option provided in
Section 15.02 applicable to this Section 15.03 with respect to Securities of any series and upon satisfaction of the applicable conditions set forth below, the Company shall be deemed to have been discharged from its obligations with respect to the Outstanding Securities of such series (other than those specified in the next sentence) (hereinafter, "defeasance"), such defeasance to become effective on the date the applicable conditions set forth below are satisfied. For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities of such series and to have satisfied all its other obligations under the Securities of such series and this Indenture insofar as the Securities of such series are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of the Securities of such series to receive, solely from the trust fund described in Section 15.05 and as more fully set forth in such Section, payments in respect of the principal of (and premium, if any) and interest on the Securities of such series when such payments are due, (B) the Company's obligations with respect to such Securities under Sections 3.04, 3.05, 3.06, 12.03 and 12.04 and with respect to the Trustee under Section 6.07, (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (D) this Article Fifteen. Subject to compliance with the applicable conditions under this Article Fifteen, the Company may exercise its option under this Section 15.03 notwithstanding the prior exercise of its option under Section 15.04.

          Section 15.04.  COVENANT DEFEASANCE.

          Upon the Company's exercise of the option provided in
Section 15.02 applicable to this Section 15.04 with respect to
Securities of any series and upon satisfaction of the applicable
                                                               83

conditions set forth below, (i) the Company shall be released from its obligations under Sections 10.01, 12.07 and 12.08 with respect to the Securities of such series (and, if so specified pursuant to Section 3.01, any other obligation of the Company or restrictive covenant set forth herein or added for the benefit of such series pursuant to Section 3.01) and (ii) the occurrence of an event specified in Section 5.01(4) (with respect to any of Section 10.01, 12.07 or 12.08 (and, if so specified pursuant to Section 3.01, any such other obligation of the Company or restrictive covenant set forth herein or added for the benefit of such series pursuant to Section 3.01)) shall not be deemed to be an Event of Default with respect to the Securities of such series (hereinafter, "covenant defeasance"), such covenant defeasance to become effective on the date the applicable conditions set forth below are satisfied. For this purpose, such covenant defeasance means that the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section or Article, whether directly, or indirectly by reason of any reference elsewhere herein to any such Section or Article or by reason of any reference in any such Section or Article to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby.

          Section 15.05.  CONDITIONS TO DEFEASANCE OR COVENANT
DEFEASANCE.

          Except as otherwise indicated below, the following shall be the conditions to application of either Section 15.03 or
Section 15.04 to the then Outstanding Securities of any series:

          (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 6.09 who shall agree to comply with the provisions of this Article Fifteen applicable to the Trustee) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the
     benefit of the Holders of Securities of such series, (a)
     money in an amount, or (b) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (c) a combination of (a) and (b), sufficient, in the written opinion (with respect to (b) and
     (c)) of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, the principal of (including, without limitation, any mandatory sinking fund payments or analogous obligations) (and premium, if any, on) and each installment of interest on the Securities of such series on the Stated Maturity of such principal (or premium, if any) or installment of interest in accordance with the terms of this Indenture and of the Securities of such series. For this purpose, "U.S.
     Government Obligations" means securities that are (x) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America, the payment of which is unconditionally
     guaranteed as a full faith and credit obligation by the
     United States of America, which, in either case, are not
                                                               84

     callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended) as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt.

          (2) In the case of an election under Section 15.03, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since the date of this Indenture there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities of such series will not recognize gain or loss for Federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would have been the case if such deposit, defeasance and discharge had not occurred.

          (3) In the case of an election under Section 15.04, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Outstanding Securities of such series will not recognize gain or loss for Federal income tax purposes as a result of such deposit and covenant defeasance and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would have been the case if such deposit and covenant defeasance had not occurred.

          (4) The Company shall have delivered to the Trustee an Officers' Certificate to the effect that the Securities, if then listed on any securities exchange, will not be delisted as a result of such deposit.

          (5) Such defeasance or covenant defeasance shall not cause the Trustee to have a conflicting interest as such term is used in Section 6.08 and for purposes of the Trust Indenture Act with respect to any securities of the Company.

          (6) No Event of Default or event which with notice or lapse of time or both would become an Event of Default shall have occurred and be continuing on the date of such deposit or, insofar as subsections 5.01(7) and (8) are concerned, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

          (7) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company is a party or by which it is bound.

          (8) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under Section 15.03 or the covenant defeasance under Section 15.04 (as the case may be) have been complied with.

          (9) Such defeasance or covenant defeasance shall not result in the trust arising from such deposit constituting an investment company as defined in the Investment Company Act of 1940, as amended, or such trust shall be qualified under such act or exempt from regulation thereunder.

          Section 15.06.  DEPOSITED MONEY AND U.S. GOVERNMENT
OBLIGATIONS TO BE HELD IN TRUST; OTHER MISCELLANEOUS PROVISIONS.
COVENANT DEFEASANCE.

          Subject to the provisions of the last paragraph of
Section 12.04, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee or other qualifying trustee (collectively, for purposes of this Section 15.06 and Section 15.07, the "Trustee") pursuant to
Section 15.05 in respect of the Securities of any series shall be held in trust and applied by the Trustee, in accordance with the provisions of the Securities of such series and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of the Securities of such series, of all sums due and to become due thereon in respect of principal (and premium, if any) and interest.

          The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 15.05 with respect to the Securities of any series or the principal and interest received in respect of such U.S. Government Obligations other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Securities of such series.

          Anything in this Article Fifteen to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in Section 15.05 with respect to the Securities of any series which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance with respect to the Securities of such series.

          The provisions of the last paragraph of Section 12.04 shall apply to any money held by the Trustee or any Paying Agent under this Article Fifteen that remains unclaimed for two years after the Maturity of any series of Securities for which money or Government Obligations have been deposited pursuant to Section 15.05.

          Section 15.07.  REINSTATEMENT.

          If the Trustee or the Paying Agent is unable to apply any money in accordance with Section 15.06 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Securities of the series with respect to which such money was deposited shall be revived and reinstated as though no deposit had occurred pursuant to this Article Fifteen until such time as the Trustee or Paying Agent is permitted to apply all such money in
                                                               86

accordance with Section 15.06; provided, however, that if the Company makes any payment of principal of (or premium, if any on) or interest on any Securities of any series following the reinstatement of the Company's obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or the Paying Agent with respect to the Securities of such series.

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


                                   EQUIFAX INC.



                            By:________________________
                            Title:_____________________

Attest:

________________________
Title:


Seal
                                   THE FIRST NATIONAL BANK OF CHICAGO,
                                     as Trustee



                                   By:________________________
                                   Title:_______________________


Attest:

________________________
Title:


Seal

STATE OF _______________      )
                              :  ss.:
COUNTY OF ______________)



        On the _____ day of _____________, 1998, before me
personally came ___________________, to me known, who, being by me duly sworn, did depose and say that he resides at ________________________________; that he is
_____________________________ of Equifax Inc., one of the
corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

                                   ________________________
                                          Notary Public



SEAL

STATE OF _______________      )
                              :  ss.:
COUNTY OF ______________)


        On the ___ day of __________, 1998, before me personally came ______________, to me known, who, being by me duly sworn, did depose and say that he resides at _______________________;
that he is ______________ of The First National Bank of Chicago, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

                                   ________________________
                                          Notary Public



SEAL

                                                        EXHIBIT A



               [FORM OF CERTIFICATE TO BE GIVEN BY
           PERSON ENTITLED TO RECEIVE BEARER SECURITY
              OR INTEREST PRIOR TO AN EXCHANGE DATE]

                           CERTIFICATE
                     ________________________

             [Insert title or sufficient description
                  of Securities to be delivered]

          This is to certify that as of the date hereof and
except as set forth below           ________________ principal
amount of the above captioned Securities held by you for our account (i) is owned by person(s) that are not United States person(s) (as defined below), (ii) is owned by United States person(s) that are (a) foreign branches of United States financial institutions (as defined in Section 1.165-12(c)(1)(v) of the United States Treasury regulations) ("financial institutions") purchasing for their own account or for resale, or
(b) United States person(s) who acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution hereby agrees, on its own behalf or through its agent, that you may advise the Company or the Company's agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the United States Internal Revenue Code of 1986, as amended, and the Treasury regulations thereunder), or (iii) is owned by United States or foreign financial institution(s) for the purpose of resale during the restricted period (as defined in Section 1.163-5(c)(2)(i)(D)(7) of the United States Treasury regulations), and in addition if the owner of the Securities is a United States or foreign financial institution described in clause (iii) above (whether or not also described in clause (i) or (ii)) this is to further certify that such financial institution has not acquired the Securities for the purpose of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

          We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the beneficial interest in the temporary global Security held by you for our account in accordance with your operating procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

          This certificate excepts and does not relate to ________ principal amount of Securities held by you for our account as to which we are not able to provide a certificate in this form. We understand that exchange of such portion of the temporary global Note for definitive Bearer Securities or interests in a permanent global Note cannot be made until we are able to provide a certificate in this form.

          We understand that this certificate is required in connection with certain tax laws and regulations of the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings.

          "UNITED STATES PERSON" means any citizen or resident of the United States, any corporation, partnership or other entity created or organized in or under the laws of the United States and any estate or trust the income of which is subject to United States federal income taxation regardless of its source. "UNITED STATES" means the United States of America (including the States and the District of Columbia) and its "POSSESSIONS" which include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

Dated:________________________, 199_

[To be dated no earlier than the
10th day before the Exchange Date
(or, in the event that an Interest
Payment Date occurs prior to the
Exchange Date, to be dated no
earlier than the 10th day before
such Interest Payment Date)]

                                   By:_____________________________
                                        As, or as agent for, the
                                        beneficial owner(s) of
                                        the portion of the
                                        temporary global Note to
                                        which this certificate
                                        relates.

                                                        EXHIBIT B


        [FORM OF CERTIFICATE TO BE GIVEN BY EURO-CLEAR AND
          CEDEL, S.A. IN CONNECTION WITH THE EXCHANGE OF
              A PORTION OF A TEMPORARY GLOBAL NOTE]

                           CERTIFICATE
                     ________________________

             [Insert title or sufficient description
                  of Securities to be delivered]

          The undersigned certifies that, based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organizations appearing in our records as persons being entitled to a portion of the principal amount set forth below (our "MEMBER ORGANIZATIONS") substantially to the effect set forth in the Indenture as of the date hereof, _________ principal amount of the above-captioned Securities (i) is owned by person(s) that are not United States person(s) (as defined below), (ii) is owned by United States person(s) that are (a) foreign branches of United States financial institutions (as defined in Section 1.165-12(c)(1)(v) of the United States Treasury regulations) ("FINANCIAL INSTITUTIONS") purchasing for their own account or for resale, or
(b) United States person(s) who acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution has agreed, on its own behalf or through its agent, that we may advise the Company or the Company's agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the Treasury regulations thereunder), or
(iii) is owned by United States or foreign financial institution(s) for the purpose of resale during the restricted period (as defined in Section 1.163-5(c)(2)(i)(D)(7) of the United States Treasury regulations), and in addition United States or foreign financial institutions described in clause
(iii) above (whether or not also described in clause (i) or (ii)) have certified that they have not acquired the Securities for the purpose of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

          We further certify (i) that we are not making available for exchange or collection of any interest any portion of the temporary Global Note excepted in such certifications and (ii) that as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organizations with respect to any portion of the part submitted herewith for exchange or collection of any interest are no longer true and cannot be relied upon as of the date hereof.

          We understand that this certificate is required in connection with certain tax laws and regulations of the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings.

          "UNITED STATES PERSON" means any citizen or resident of the United States, any corporation, partnership or other entity created or organized in or under the laws of the United States and any estate or trust the income of which is subject to United States federal income taxation regardless of its source. "UNITED STATES" means the United States of America (including the States and the District of Columbia) and its "POSSESSIONS" which include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

Dated:________________________, 199_

[To be dated no earlier than the
Exchange Date (or, in the event that
an Interest Payment Date occurs prior
to the Exchange Date, to be dated such
Interest Payment Date)]

                                   By:________________________
                                      [MORGAN GUARANTY TRUST
                                        COMPANY OF NEW YORK,
                                        BRUSSELS OFFICE, as
                                        Operator of the Euro-Clear
                                        System] [CEDEL, S.A.]